Exhibit 10.2

CD19 LICENSE AGREEMENT

EXECUTION VERSION

LICENSE AGREEMENT

by and among

JUNO THERAPEUTICS, INC.

and

CELGENE CORPORATION

and

CELGENE SWITZERLAND LLC

Dated as of April 22, 2016

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-ii-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-iii-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LIST OF EXHIBITS

Exhibit A	Licensed Program
Exhibit B	Licensed Target, Licensed Candidates and [***]
Exhibit C-1	Financial Terms – CD19 Program
Exhibit C-2	Financial Terms – CD22 Program
Exhibit C-3	Financial Terms – Other Juno Programs and [***] Programs
Exhibit D	Press Release
Exhibit E	Form of License Material Transfer Agreement
Exhibit F	Commercialization Opt-In Terms

LIST OF SCHEDULES

Schedule 6.1.1	Patents Licensed to Celgene
Schedule 6.1.2	Patents Licensed to Juno

-iv-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “License Agreement”) is entered into and made effective as of April 22, 2016 (the “License Agreement Effective Date”) by and among Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this License Agreement in the United States, and Celgene Switzerland LLC (“Celgene Switzerland”), with respect to all rights and obligations under this License Agreement outside of the United States, (Celgene Switzerland and Celgene Corp. together, “Celgene”). Celgene and Juno are each referred to herein as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, Juno, Celgene Corp. and Celgene RIVOT entered into that certain Amended and Restated Master Research and Collaboration Agreement, dated as of August 13, 2015 (as amended, the “Master Collaboration Agreement”), pursuant to which Celgene Corp. and Celgene RIVOT were granted an exclusive option to obtain an exclusive license to develop, manufacture and commercialize Development Candidates arising out of activities conducted pursuant to certain Juno Programs in the ROW Territory (each, as defined in the Master Collaboration Agreement);

WHEREAS, Celgene RIVOT has assigned its rights under the Master Collaboration Agreement to Celgene Switzerland;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of certain options with respect to a Juno Program, the Parties are obligated to enter into either a license agreement or a co-development and co-commercialization agreement with respect to such Juno Program;

WHEREAS, pursuant to Section 3.1.1 (where the Program is a Juno Program), or Section 3.1.5 (where the Program is an [***] Program (as defined in the Master Collaboration Agreement) [***]) of the Master Collaboration Agreement, with respect to the Licensed Program, the Parties are obligated to enter into a license agreement upon exercise by Celgene of an Option with respect to such Program;

WHEREAS, Celgene has delivered an Option Exercise Notice pursuant to Section 3.1.3 of the Master Collaboration Agreement for the Licensed Program (which in this case is the CD19 Program), and accordingly, Celgene and Juno are obligated to enter into this License Agreement for such Licensed Program pursuant to which Juno grants to Celgene (a) exclusive rights in the ROW Territory with respect to the development, manufacture and commercialization of Development Candidates, Products and Diagnostic Products (as defined in the Master Collaboration Agreement), and (b) under certain circumstances set forth in this License Agreement, the right to exercise an option to co-Commercialize (with Juno and Juno’s Affiliates) such Licensed Products in the North America Territory in certain Indications (as defined in the Master Collaboration Agreement), in each case on the terms and subject to the conditions set forth herein;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, under certain circumstances set forth in this License Agreement, Celgene grants to Juno the right to exercise an option to co-Commercialize (with Celgene and Celgene’s Affiliates) such Licensed Products in the Major EU Market Countries; and

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1 “Celgene Relevant Licensed IP” means, with respect to the Licensed Program, all Celgene IP Controlled by Celgene and/or its Affiliates as of the License Agreement Effective Date or at any time thereafter during the License Term that (i) [***] (1) Licensed Candidates, (2) Licensed Products and/or (3) Licensed Diagnostic Products for such Licensed Candidates or Licensed Products, or (ii) is [***] (1) Licensed Candidates, (2) Licensed Products and/or (3) Licensed Diagnostic Products for such Licensed Candidates or Licensed Products, [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.1, Patents included in the Celgene Relevant Licensed IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.2 “Commercialization Opt-In Terms” means the additional terms of participation by a Party in Commercialization Activities relating to Licensed Products following exercise of the Commercialization Opt-In Right pursuant to Section 3.3.1 (by Juno with respect to the Major EU Market Countries), or Section 3.3.2 (by Celgene with respect to the North America Territory), as set forth on Exhibit F.

1.3 “Comparable License Third Party Product” means, on a Licensed Product-by-Licensed Product and country-by-country basis:

(a) For any Licensed Product containing a Licensed Candidate [***], any pharmaceutical product (i) that contains [***] such approved Licensed Product; (ii) [***], or (b) [***]; and (iii) is sold in the [***] country [***] Licensed Product by [***]. A pharmaceutical product that is [***] shall be a Comparable License Third Party Product with respect to such Licensed Product in such country; and

(b) For any Licensed Product containing a Licensed Candidate [***], any pharmaceutical or biological product (i) that contains (a) [***] such Licensed Product, or (b) [***], (ii) for which [***], (iii) is [***], or any other equivalent [***] in such country, and (iv) is sold in the [***] country [***] Licensed Product by [***].

1.4 “First License Sale” means, on a Licensed Product-by-Licensed Product and Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, the first sale [***] by Celgene or its Affiliates or Sublicensees for use or consumption by [***] of such Licensed

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product (or Licensed Diagnostic Product, as applicable) in the ROW Territory for which [***] Regulatory Approvals [***] to sell such Licensed Product (or Licensed Diagnostic Product, as applicable) [***] have been granted; in each case, provided, however, that the following shall not constitute a First License Sale: (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Licensed Product (or Licensed Diagnostic Product, as applicable); (b) any use of such Licensed Product or Licensed Diagnostic Product in Clinical Trials, non-clinical development activities or other development activities with respect to such Licensed Product or Licensed Diagnostic Product by or on behalf of a Party, or disposal or transfer of such Licensed Product or Licensed Diagnostic Product for a bona fide charitable purpose; and (c) compassionate use, in each case for which no payment is received by Celgene, its Affiliates or Sublicensees.

1.5 “Juno Licensed IP” means, with respect to the Licensed Program, all Juno IP Controlled by Juno and/or its Affiliates as of the License Agreement Effective Date or at any time thereafter during the License Term that (i) [***] (1) Licensed Candidates, (2) Licensed Products and/or (3) Diagnostic Products for such Licensed Candidates or Licensed Products (such Diagnostic Products, “Licensed Diagnostic Products”) or (ii) [***], and in each case subject to the following sentence. Notwithstanding anything to the contrary in this Section 1.5 Patents included in the Juno Licensed IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***].

1.6 “License Annual Unit Sales” means, on a Licensed Product-by-Licensed Product and Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, the total number of units of such Licensed Product or such Licensed Diagnostic Product sold by Celgene, its Affiliates and Sublicensees in the Territory in a particular [***].

1.7 “License Commercialization Plan” means, on a Licensed Product-by-Licensed Product basis, the plan for the Commercialization of such Licensed Product (and corresponding Licensed Diagnostic Products if applicable) in the ROW Territory and North America Territory during a given [***], as prepared by Celgene (with respect to the ROW Territory) and by Juno (with respect to the North America Territory) and approved by the JCC in accordance with Section 3.4.2.

1.8 “License Development Plan” means, on a Licensed Product-by-Licensed Product basis, the plan for the Development of such Licensed Product (and corresponding Licensed Candidates and if applicable Licensed Diagnostic Products) in the ROW Territory and the North America Territory during a given [***], as prepared by Celgene (with respect to the ROW Territory) and by Juno (with respect to the North America Territory) and approved by the JRDC in accordance with Section 2.2.5.

1.9 “License [***]” means the [***] for the Licensed Program listed on Exhibit B, as such list may be amended from time to time if Celgene exercises its Option with respect to an [***] Program that includes [***] (where such [***] Program was internally developed by Juno), pursuant to Section 3.1.5 of the Master Collaboration Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.10 “License Net Sales” means, with respect to any Licensed Product or Licensed Diagnostic Product, the [***] amounts [***] by Celgene, its Affiliates and Sublicensees (each, a “License Selling Party”) to Third Party customers for sales of such Licensed Product or Licensed Diagnostic Product, less the following deductions [***] in accordance with (as applicable to the License Selling Party) the Accounting Principles, for:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***]; and

(f) [***].

If non-monetary consideration is received by a License Selling Party for any Licensed Product or Licensed Diagnostic Product in the relevant country, License Net Sales will be calculated based on the [***]. Notwithstanding the foregoing, License Net Sales shall not be imputed to transfers of Licensed Products or Licensed Diagnostic Products, as applicable, for use in [***].

License Net Sales shall be determined on, and only on, the first sale by Celgene or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

If a Licensed Product is sold as part of a Licensed Combination Product, License Net Sales will be the product of (i) License Net Sales of the Licensed Combination Product calculated as above (i.e., calculated as for a non-Licensed Combination Product) and (ii) the fraction [***], where:

[***].

1.11 “Licensed Combination Product” means any Licensed Product comprising a Licensed Candidate and one or more other active ingredient(s) that is not itself a Licensed Candidate (such other active ingredients, “Other Actives”). For clarification, the term “Other Active,” when referring to an ingredient included in such Licensed Product refers to ingredients that are incorporated or included in the Licensed Product for [***] (whether in the same or different formulations, or dosed separately or together) for the purpose of [***]; the term excludes such ingredients that are present in such a Licensed Product [***].

1.12 “Licensed Diagnostic Product Royalty Term” means, with respect to Licensed Diagnostic Products related to Licensed Products, on a Licensed Diagnostic Product-by-Licensed Diagnostic Product and country-by-country basis, the period of time commencing on the First License Sale of such Licensed Diagnostic Product in such country and expiring upon the later of (a) the expiration of the last Valid Claim of a Patent [***] of such Licensed Diagnostic Product in such country, and (b) the [***] anniversary of the date of First License Sale of such Licensed Diagnostic Product in such country.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.13 “Licensed Product Data” means, subject to Section 2.2.6, all relevant data included in the Know-How Controlled by either Party or its Affiliates in relation to the Licensed Products for use in the Field that: (a) is in existence at the License Agreement Effective Date; (b) is [***], Licensed Products or Licensed Diagnostic Products in the Field; or (c) otherwise relates to any Licensed Product or Licensed Diagnostic Product and is [***] Regulatory Approval of the Licensed Products or Licensed Diagnostic Products in the Field. Licensed Product Data Controlled by Celgene or its Affiliates shall be “Celgene Licensed Product Data” and Licensed Product Data Controlled by Juno or its Affiliates shall be “Juno Licensed Product Data”.

1.14 “Licensed Product Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the First License Sale of such Licensed Product in such country and expiring upon (a) where the Licensed Product (i) [***], or (ii) [***], or (b) where the Licensed Product [***], upon the latest of (i) the expiration of the last Valid Claim of a [***] of such Licensed Product in such country, (ii) the expiration of License Regulatory-Based Exclusivity of such Licensed Product in such country, and (iii) the [***] of the date of First License Sale of such Licensed Product in such country.

1.15 “Licensed Program” has the meaning set forth in Section 2.1.1.

1.16 “Licensed Regulatory-Based Exclusivity” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Licensed Product or the active ingredient comprising such Licensed Product in such country, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval for such Licensed Product may not be disclosed, referenced or relied upon in any way by any Person other than to support the Regulatory Approval or marketing of any product by a Third Party in such country other than (i) Celgene, its Affiliates or Sublicensees, or (ii) solely to the extent permitted in this License Agreement, Juno, its Affiliates or Sublicensees (including in each case by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Licensed Product).

1.17 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this License Agreement indicated below:

Defined Term:	Section:

Additional Study	2.2.6(c)
Adverse Study Effect	2.2.6(c)(3)
[***]	5.4.1(b)
[***]	5.4.1(a)
[***]	2.2.7
Celgene	Preamble
Celgene Corp.	Preamble
Celgene Licensed Product Data	1.13
Celgene Switzerland	Preamble

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Defined Term:	Section:

[***]	3.3.2
Commercialization Opt-In Activities	Exhibit F
Commercialization Report	3.4.4
Cure Period	9.3.1
Floor Royalty	5.4.3
Indemnification Claim	8.3
Indemnitee	8.3
Indemnitor	8.3
[***]	5.5.3
Juno	Preamble
Juno Licensed Product Data	1.13
Juno Reversion Products	9.8.1
[***]	Exhibit C-1
License Agreement	Preamble
License Agreement Effective Date	Preamble
License Competitive Infringement	6.5.1
License Covering Patent	6.6.1
License Enforcement Proceeding	6.5.2(h)
License Material Transfer Agreement	2.6.1
License Material Transfer Agreement Effective Date	Exhibit E
License Materials	2.6.1
License Materials Receiving Party	2.6.1
License Purpose	2.6.1
License Selling Party	1.10
License Step-In Proceeding	6.5.2(h)
License Term	9.1.1
License Third Party Payment	6.10
License Transferring Party	2.6.1
Licensed Candidates	Exhibit B
Licensed Diagnostic Product	1.5
Licensed Product Patents	6.5.2(a)
Licensed Program	Exhibit A
Licensed Program Assets	2.8
Licensed Target	Exhibit B
Master Collaboration Agreement	Recitals
[***]	3.3.2
Non-Proposing Party	2.2.6(c)(1)
Other Actives	1.11
Package	5.4.5
Party or Parties	Preamble
Patent Term Extension	6.6.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Defined Term:	Section:

Paying Party	5.5.3
Payee Party	5.5.3
Research Cost Report	2.2.4
Pharmacovigilance Agreement	2.3.5(a)
Proposing Party	2.2.6(c)
Safety and CMC Data	2.3.3(b)
[***]	9.2.2
[***]	5.5.3(b)

1.18 Definitions from Master Collaboration Agreement. Capitalized terms used herein but not defined, including each of the following terms, have the meaning described in the Master Collaboration Agreement:

Defined Term:

Accounting Principles

Affiliate

Antibody Construct

Antitrust Law

Bankruptcy Code

Biologic Therapeutic

Biologics License Application or BLA

Business Combination

Business Day

Calendar Quarter

Calendar Year

CD19 Program

CD22 Program

Celgene Background IP

Celgene Indemnitees

Celgene IP

Celgene Co-Promote Program

Celgene Co-Promote Right

Celgene Option Exercise Notice

Celgene Patents

Celgene Platform Technology

Celgene Upstream Agreement

[***]

[***]

Clinical Trial

CMC Activities

Collaboration IP

Commercialization

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Defined Term:

Commercialization Activities

Commercialization Lead Party

Commercialization Opt-In Right

Commercially Reasonable Efforts

Confidential Information

Control, Controls or Controlled

Core Dossier Study

Cover, Covering or Covered

Damages

[***]

Development

Development & Commercialization Agreement

Development Candidate

Development Lead Party

Diagnostic Product

Dollars or $

EMA

Equity Purchase Agreement

Executive Officers

FDA

Field

FTE Rate

Good Clinical Practices or GCP

Good Laboratory Practices or GLP

Good Manufacturing Practices or GMP

Hatch-Waxman Act

[***] Agent or [***]

[***]

IND

Indication

Inventions

Joint Collaboration IP

JRDC

JSC

Juno Background IP

Juno Indemnitees

Juno IP

Juno Patents

Juno Platform Technology

Juno Program

Juno Program Assets

Juno Upstream Agreements

Know-How

Law or Laws

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Defined Term:

Licensed Product

Litigation Conditions

MAA

Major EU Market Countries

Manufacture or Manufacturing

Manufacturing Agreement

New Drug Application or NDA

North America Territory

Offering Party

Option

Option Exercise Notice

Patent

Patent Committee

Person

Phase 3 Clinical Trial

Phase 4 Clinical Trial

Pivotal Clinical Trial

Products

Product Liability

Program

Prosecution and Maintenance

Regulatory Approval

Regulatory Authority

Regulatory Materials

Research

Resulting Patents

ROW Territory

Small Molecule Compound

Specifically Directed

Sublicensee

Target

Territory

Third Party

Third Party License

[***]

[***] Program

[***] Option Exercise Notice

[***] Program

United States or U.S.

Valid Claim

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 2

DEVELOPMENT, REGULATORY AND SUPPLY

2.1 Licensed Program, Licensed Target and Candidates.

2.1.1 Licensed Program. The Licensed Program is the Program set forth on Exhibit A.

2.1.2 Licensed Target. The Licensed Target is set forth on Exhibit B.

2.1.3 Licensed Candidates. The Licensed Candidates, as of the License Agreement Effective Date, are set forth on Exhibit B.

2.1.4 [***]. The [***] under this License Agreement are set forth on Exhibit B, as such [***] may be amended from time to time.

2.2 Development.

2.2.1 Diligence. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop and Commercialize Licensed Product in the Field in the ROW Territory and otherwise to perform its obligations under the License Development Plan. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to perform its obligations under the License Development Plan. Juno, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to perform Manufacturing services with respect to Licensed Products that are [***] Products for the ROW Territory, if any, as set forth in Section 2.4 of this License Agreement, Section 2.10 of the Master Collaboration Agreement, and the Manufacturing Agreement, if executed. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Manufacture Licensed Products that are [***] Products for clinical and commercial purposes for use outside the ROW Territory as set forth in Section 2.4 of this License Agreement and Section 2.10 of the Master Collaboration Agreement. Each Party will reasonably cooperate with the other Party in performing the foregoing obligations.

2.2.2 Assistance. During the License Term, each Party will cooperate with the other Party to provide reasonable assistance requested by such other Party, to facilitate the transfer of Development, Manufacture (if applicable) and Commercialization efforts related to Licensed Candidates, Licensed Products and Licensed Diagnostic Products, including assistance with respect to regulatory and Clinical Trial transition matters, and with the transfer to the other Party of any additional Know-How licensed to such other Party under Section 2.6. Such cooperation will include providing the other Party with reasonable access in-person or by teleconference to such Party’s personnel involved in the Research, Development and Manufacture of Licensed Candidates, Licensed Products and Licensed Diagnostic Products. Each Party shall provide the other Party with a reasonable level of assistance and consultation in connection with the transfer described in this Section 2.2.2[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2.3 Roles and Responsibility. As of and after the License Agreement Effective Date, except as set forth in Sections 2.2.6, and subject to Section 2.3, Celgene will be the Development Lead Party for Licensed Products pursuant to this License Agreement in the ROW Territory, and will assume sole responsibility for, and control of, all activities relating to the Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory, and, except as otherwise set forth in this License Agreement, [***]. Juno will be the Development Lead Party of Licensed Products pursuant to this License Agreement outside of the ROW Territory, and will have sole responsibility for, and control of, all activities relating to the Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field outside of the ROW Territory, and, except as otherwise set forth in this License Agreement, [***] the Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field outside of the ROW Territory.

2.2.4 Research. The Parties shall discuss, through the JRDC, the scope of Research activities, that are to be conducted in relation to the Licensed Candidates, Licensed Products and Licensed Diagnostic Products, and such Research activities and allocation thereof between the Parties shall be set forth in a Research plan that is a component of the License Development Plan. The costs of conducting Research activities in both the ROW Territory and the North America Territory in relation to the License Program shall be reflected in a Research budget approved with the applicable Research plan. Promptly following the License Agreement Effective Date, the JRDC shall agree upon a form of cost report to be prepared and submitted by each Party to the JRDC on a Calendar Quarterly basis setting forth the costs incurred by each Party in conducting Research activities in accordance with the License Development Plan and the Research budget in the previous Calendar Quarter (the “Research Cost Report”). Within [***] after the end of each Calendar Quarter following the License Agreement Effective Date (or the determination by the JRDC of the scope of Research activities to be conducted by the Parties under the License Development Plan, if later), each Party shall submit its Research Cost Report for the previous Calendar Quarter to the other Party. The Parties shall [***] conducting Research activities pursuant to the Research plan. Unless the Parties otherwise agree in writing, each Party shall be [***]. Decisions regarding Research will [***].

2.2.5 License Development Plan.

(a) Scope and Preparation. Promptly after the License Agreement Effective Date, Juno (with respect to Development of the Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the North America Territory) and Celgene (with respect to Development of the Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the ROW Territory) shall each prepare and submit to the JRDC for review and approval a portion of an initial global License Development Plan. All [***] either Party or its Affiliates in conducting Development activities (excluding Research activities, which are addressed in Section 2.2.4) pursuant to the License Development Plan shall be [***], subject to Section 2.2.6. The JRDC will set the required form and contents of the License Development Plan, and will review and approve each updated License Development Plan. Subject to the Development Lead Party’s right to make a final decision pursuant to Section 4.2.5 of the Master Collaboration Agreement with respect to its territory (for Juno, outside the ROW Territory and for Celgene, the ROW Territory), the License Development Plan shall incorporate any reasonable comments made by either Party. For clarity, as used in Section 2.2.4 and Section 2.2.5, the term “Research activities” shall not be deemed to include [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Updates. Following the initial preparation of the License Development Plan as set forth in Section 2.2.5(a), the JRDC will update the License Development Plan at least [***] during the License Term prior to the grant of Regulatory Approval for the applicable Licensed Products, with Juno proposing the updates for the License Development Plan with respect to Licensed Products in the North America Territory and Celgene proposing the updates for the License Development Plan with respect to Licensed Products in the ROW Territory. In addition, either Party may reasonably request at any time that the JRDC consider and approve other updates to the License Development Plan for Development activities to support Regulatory Approval on a global basis. Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will perform any material Development activities for any Licensed Candidates, Licensed Products or Licensed Diagnostic Products unless described in the License Development Plan, as specified in Section 2.2.6(c) or required by applicable laws or applicable Regulatory Authorities or independent monitoring boards for Clinical Trials.

2.2.6 Conduct of Certain Development Activities. Notwithstanding Section 2.2.3:

(a) Ongoing Clinical Trials.

(i) If Juno is conducting a Clinical Trial(s) with respect to any Licensed Candidate and/or Licensed Product under the Collaboration which has not been completed as of the License Agreement Effective Date, and [***] then Juno will continue to be responsible for the performance of such Clinical Trial(s) (i) [***] (unless otherwise agreed by the Parties) where such Clinical Trial [***], and (ii) [***] (unless otherwise agreed by the Parties) where such Clinical Trial is [***]; and

(ii) If Juno is conducting a Clinical Trial(s) with respect to any Licensed Candidate and/or Licensed Product under the Collaboration that (A) has been [***], or (B) [***], and in each case that has not been completed as of the License Agreement Effective Date, then Juno will continue to be responsible for the performance of such [***], and the expenses associated with such [***] from and after the License Agreement Effective Date.

(b) New Territory-Specific Clinical Trials and Other Studies. Any Clinical Trial(s) and other Development studies that [***] will be conducted [***] by Celgene, [***], subject to Sections 2.2.6(c) and 2.2.7. Any Clinical Trial(s) and other Development studies that [***] will be conducted [***] by Juno, [***], subject to Sections 2.2.6(c) and 2.2.7. Any Clinical Trial(s) and other Development studies [***] shall be conducted by the Party responsible therefor as set forth in the License Development Plan, with [***] the costs of conducting such [***].

(c) New Clinical Trials and Other Studies. If (i) a Party (the “Proposing Party”) wishes (A) to Develop Licensed Products in a country for which it is the Development Lead Party for any Indication in the Field other than the Indication for which such Licensed

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Products are being Developed pursuant to the License Development Plan, (B) to Develop a dosage form or formulation of Licensed Products in a country for which the Proposing Party is the Development Lead Party other than that being studied in the License Development Plan, or (C) to conduct any other Clinical Trial of a Licensed Products in the Field in a country for which the Proposing Party is the Development Lead Party that is not at such time [***] or is not otherwise set forth in the License Development Plan, including any Clinical Trial that the Proposing Party believes may have utility to support Regulatory Approval on a global basis and any Phase 4 Clinical Trial (each such study not already included in a License Development Plan, an “Additional Study”), then the Proposing Party may so notify the other Party and present the proposed design and projected costs of such Additional Study to the JRDC, and the following shall apply:

(1) If the other Party (the “Non-Proposing Party”), through its members of the JRDC, agrees to conduct such co-Development and co-fund such Additional Study, the Parties would amend the License Development Plan to include such Additional Study and to provide a budget for the associated costs. The Parties shall negotiate in good faith to agree upon a [***] such Additional Study between the Parties during the [***] period following the date upon which the Non-Proposing Party agrees [***] such Additional Study, provided that if [***] within such time period, each Party shall [***]. If the Parties agree to [***] any Additional Study, [***].

(2) If the Non-Proposing Party does not wish to [***] such proposed Additional Study, but the Non-Proposing Party has no material objection to such Additional Study as set forth in Section 2.2.6(c)(3), then the Proposing Party may proceed with such Additional Study and would be solely responsible for the [***]. In such case, the Non-Proposing Party [***], unless and until a [***];

(3) Notwithstanding subsections (1) and (2), if the Non-Proposing Party believes a proposed Additional Study would be likely to [***], such Non-Proposing Party would have the right to refer such matter to the JRDC and, as needed, the JRDC and JSC (if applicable) shall review such Non-Proposing Party’s concerns and consider mechanisms to mitigate or obviate any such concerns. If the JRDC or, if applicable, the JSC does not agree upon whether or not a proposed Additional Study would have [***], then [***] for such Program [***] such matter.

2.2.7 [***] Right. Notwithstanding Section 2.2.6(c)(2) above, [***], the Non-Proposing Party [***] by written notice to the Proposing Party [***] any Additional Study for Licensed Products for which the Non-Proposing Party [***] (the “[***]”) by (a) [***] such Additional Study after the date that the Proposing Party receives such notice from the Non-Proposing Party, to the extent applicable, provided that if [***] after the Non-Proposing Party provides such written notice to the Proposing Party, each Party shall [***], and (b) [***] Non-Proposing Party pursuant to subsection (a), [***] the Proposing Party receives such notice from the Non-Proposing Party. Upon any such [***], the Parties shall [***] as set forth in Section 2.2.6(c)(1). If the Non-Proposing Party [***] the Proposing Party the [***] after the Non-Proposing Party notifies the Proposing Party in writing that the Non-Proposing Party [***] pursuant to this Section 2.2.7.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2.8 Development Activities in Licensed Territory. Notwithstanding Section 2.2.3 and 2.2.6, (a) Juno retains the right to conduct Development of Licensed Products in the ROW Territory, and (b) Celgene retains the right to conduct Development of Licensed Products outside the ROW Territory, in each case [***] in connection with Juno’s Commercialization of Product outside the ROW Territory, or Celgene’s Commercialization of Product within the ROW Territory, as applicable. Juno retains the right in the ROW Territory, and Celgene retains the right in the North America Territory, to Manufacture and have Manufactured Licensed Candidates and Licensed Products to the extent reasonably required to [***], provided in each case such Manufacturing activities comply with the terms of the Manufacturing Agreement. If either Party plans to undertake such activities, it shall so notify the other Party and [***]. The rights retained by the Parties in this Section 2.2.8 include the right [***] in the ROW Territory (for Juno) or the North America Territory (for Celgene) [***], provided that the Party seeking to [***], and provided further that if the Parties are [***] will be considered a [***].

2.2.9 Meetings and Reports. During the License Term:

(a) Committees. The JSC, the JMC, the Patent Committee and the JRDC shall remain established as set forth in Article 4 of the Master Collaboration Agreement, and shall be responsible for performing the functions set forth in Article 4 of the Master Collaboration Agreement. Notwithstanding the foregoing, with respect to matters that are [***], the JSC and the JRDC shall serve solely as a forum for exchanging information and facilitating discussions. The Development Lead Party shall have the final decision making right with respect to all activities relating to the Licensed Program that [***]. For any matters arising in relation to the Development and Commercialization of Licensed Candidates, Licensed Products or Licensed Diagnostic Products that [***], the decision shall be referred to the Executive Officers for resolution and shall thereafter be subject to Section 4.2.5 of the Master Collaboration Agreement and this Section 2.2.9(a).

(b) Status Reports. Each Party shall provide a reasonably detailed written progress report to the JRDC, at least [***], on the status of its activities and efforts with respect to the Licensed Program, including the status of any Licensed Candidate being Developed and/or Commercialized under such Licensed Program, including (to the extent not covered in the License Development Plan): (A) the design, status and results of any Clinical Trials and other studies for Licensed Products; and (B) any key development or regulatory events, and any Regulatory Approvals achieved, for Licensed Products. Such report should be provided no later than [***] before the next scheduled meeting of the JRDC, in order to provide the JRDC the opportunity to review such report prior to such meeting.

2.3 Regulatory.

2.3.1 Transfer of Regulatory Materials. Juno shall transfer, promptly after the License Agreement Effective Date (but subject to Section 2.3.2), to Celgene any and all Regulatory Materials (including any foreign counterparts of the IND and BLA) for all Licensed Candidates, Licensed Products and Licensed Diagnostic Products in or for the ROW Territory, and thereafter Celgene (or its designee) shall file and hold title to all Regulatory Materials and Regulatory Approvals and supplements thereto relating to Licensed Candidates, Licensed Products and Licensed Diagnostic Products in and for the ROW Territory.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.2 Responsibility. As of and after the date upon which the transfer is effected pursuant to Section 2.3.1, Celgene will lead and have sole control of all efforts with Regulatory Authorities regarding the Development, Manufacture and Commercialization of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory, including taking full responsibility for preparing and filing the relevant Regulatory Materials and seeking Regulatory Approval. During the License Term, and in addition to Celgene’s obligations pursuant to Sections 2.2.9(b) and 2.3.3, Celgene shall keep Juno reasonably informed, through updates at each meeting of the JRDC, of material regulatory activities and events that occur with respect to Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the ROW Territory. Notwithstanding the foregoing, in the event Juno continues to be responsible for the performance of a Clinical Trial pursuant to and in accordance with Section 2.2.6(a), Juno will retain ownership of any Regulatory Materials and Regulatory Approvals (including any equivalent of the IND for any country in the ROW Territory) for Licensed Candidates and Licensed Products until completion of such Clinical Trial. In the event of failure to assign such Regulatory Materials and Regulatory Approvals to Celgene as required by Section 2.3.1 and this Section 2.3.2, Juno hereby consents and grants to Celgene the right to access and reference (without any further action required on the part of Juno, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such Regulatory Materials and Regulatory Approvals.

2.3.3 Rights to Use Licensed Product Data.

(a) Each Party, as the Development Lead Party in a given country for Development of Licensed Candidates, Licensed Products and Licensed Diagnostic Products in such country, shall keep accurate records of all Licensed Product Data generated as a result of all activity by or on behalf of such Development Lead Party in performing Development and Commercialization in relation to Licensed Candidates, Licensed Products and Licensed Diagnostic Products, including any data generated pursuant to the Party’s activities under Section 2.2.6(c)(1). Except as provided in Section 2.2.6(c)(2), each Development Lead Party shall provide the other Party with copies of all such Licensed Product Data Controlled by the Development Lead Party during the term of this License Agreement that is [***] the Development and Commercialization of Licensed Candidates, Licensed Products or Licensed Diagnostic Products promptly following the generation of such Licensed Product Data. Celgene Licensed Product Data (other than that to which Juno does not have rights pursuant to Section 2.2.6(c)(2)) shall be included in the license grant to Juno pursuant to Section 6.1.2, and Juno Licensed Product Data [***] shall be included in the Juno Know-How and licensed to Celgene pursuant to Section 6.1.1.

(b) Notwithstanding anything to the contrary in this License Agreement, each Development Lead Party shall promptly provide to the other Party, [***], copies of and rights of reference to and use of all Licensed Product Data that is Controlled by the Development Lead Party, and that are relevant to or necessary to address issues relating to: (i) the safety of Licensed Candidates or Licensed Products within or outside the ROW Territory, including data that is

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

related to adverse effects experienced with Licensed Candidates or Licensed Products, or (ii) CMC Activities relating to Licensed Candidates or Licensed Products, and in each of (i) and (ii), that are required to be reported or made available to Regulatory Authorities within or outside the ROW Territory, when and as such data become available (collectively, “Safety and CMC Data”). Each Party shall use the Safety and CMC Data provided to it pursuant to this Section 2.3.3(b) solely to Develop and Commercialize Licensed Products in the Field in the ROW Territory (in the case of Celgene), and in the Field outside the ROW Territory (in the case of Juno).

2.3.4 Communication with Regulatory Authorities.

(a) Subject to Sections 2.3.5 and 2.3.7, Celgene shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to Licensed Candidates, Licensed Products or Licensed Diagnostic Products within the ROW Territory. Celgene shall promptly notify Juno (which may be through the JRDC or the JSC) of any material oral or written communications to or from Regulatory Authorities on matters related to the Licensed Candidates, Licensed Products or Licensed Diagnostic Products, or which may reasonably be deemed to impact the Development, Manufacture, marketing, Regulatory Approval or Commercialization of Licensed Candidates, Licensed Products or Licensed Diagnostic Products outside the ROW Territory, and shall provide Juno with copies of any such material written communications within [***], or earlier as specified in the Pharmacovigilance Agreement, of receipt or delivery of such communication, as the case may be, or such earlier date as required by applicable Laws, the FDA, the EMA or other relevant Regulatory Authority. In addition to the foregoing, Celgene shall give Juno reasonable opportunity to review and comment on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto, and provide Juno with a copy of the final response as specified herein.

(b) Subject to Sections 2.3.5 and 2.3.7, Juno shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to the Licensed Candidates, Licensed Products or Licensed Diagnostic Products outside the ROW Territory. Juno shall promptly notify Celgene (which may be through the JRDC or the JSC) of any material oral or written communications to or from Regulatory Authorities on matters related to the Licensed Products, or which may reasonably be deemed to impact Development, Manufacture, marketing, Regulatory Approval or Commercialization of Licensed Candidates, Licensed Products or Licensed Diagnostic Products, within the ROW Territory, and shall provide Celgene with copies of any such material written communications within [***], or earlier as specified in the Pharmacovigilance Agreement, of receipt or delivery of such communication, as the case may be, or such earlier date as required by applicable Laws, the FDA, the EMA or other relevant Regulatory Authority. In addition to the foregoing, Juno shall give Celgene reasonable opportunity to review and comment on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto, and provide Celgene with a copy of the final response as specified herein.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.5 Pharmacovigilance.

(a) The Parties will enter into a pharmacovigilance agreement within [***] after the License Agreement Effective Date that shall govern their obligations with respect to the exchange, handling and reporting of adverse events, other safety information and Licensed Product complaints during Development and Commercialization of the Licensed Candidates and Licensed Products in each Party’s territory (the “Pharmacovigilance Agreement”). In general, the Pharmacovigilance Agreement will provide that (i) [***] will be responsible for such obligations within the ROW Territory, and [***] will be responsible for such obligations outside the ROW Territory. [***] will deploy and administer any safety monitoring activity implemented for the Licensed Candidates and Licensed Products in the ROW Territory, and be responsible for all pharmacovigilance activities for the Licensed Candidates and Licensed Products in the ROW Territory, (ii) [***] will deploy and administer any safety monitoring activity implemented for the Licensed Candidates and Licensed Products outside the ROW Territory, and be responsible for all pharmacovigilance activities for the Licensed Candidates and Licensed Product outside the ROW Territory, and (iii) [***] will establish and maintain a global safety database for Licensed Candidates and Licensed Products that will contain all information and data arising from the Parties’ activities with respect to safety matters that is required to be contributed by each Party pursuant to the Pharmacovigilance Agreement, including information and data arising out of any safety monitoring activities.

(b) The Parties shall discuss, through the JRDC, and agree upon standard provisions reasonably acceptable to both Parties regarding: (i) [***] in connection with Licensed Candidates, Licensed Products or Licensed Diagnostic Products [***]; and (ii) [***] which may result in [***] each Party with respect thereto.

(c) Each Party shall inform the other Party during the License Term, in accordance with the Pharmacovigilance Agreement, of the side effect profiles for Licensed Candidates and Licensed Products, including pregnancy and suspected pregnancy, damages, toxicity or sensitivity reactions associated with the use of any Licensed Candidate or Licensed Product, regardless of whether these effects are attributable to such Licensed Candidate or Licensed Product. Each Party shall have the right to take [***], including the right to [***] of such Licensed Candidate or Licensed Product, if there are [***], as determined in accordance with the Pharmacovigilance Agreement, [***].

(d) In accordance with the procedures established by the Parties under the Pharmacovigilance Agreement, each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Licensed Candidate and Licensed Product. Each Party shall: (i) promptly advise the other Party of [***] of such Licensed Candidate or Licensed Product and any actions taken in response to such information; (ii) promptly advise the other Party of [***] of such Licensed Candidate or Licensed Product [***], as far as this concerns [***]; and (iii) timely provide the other Party with [***] such Licensed Candidate or Licensed Product of which the [***], as far as this relates to [***] to perform their obligations or exercise their rights under this License Agreement. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in the Pharmacovigilance Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.6 Right of Reference.

(a) Except as provided in Section 2.2.6(c)(2), Celgene and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals), including any Juno Licensed Product Data, Controlled by Juno that are [***] Development, Manufacture or Commercialization (as set forth in this License Agreement) of Licensed Candidates and Licensed Products, and related Licensed Diagnostic Products in the ROW Territory; and

(b) Except as provided in Section 2.2.6(c)(2), Juno and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals), including any Celgene Licensed Product Data, Controlled by Celgene that are [***] Development, Manufacture or Commercialization (as set forth in this License Agreement) of Licensed Candidates and Licensed Products, and related Licensed Diagnostic Products outside the ROW Territory.

2.3.7 Compliance.

(a) Obligations. Each of Celgene and Juno shall reasonably cooperate with the other Party in its efforts to ensure that all government reporting, including price and gift reporting, sales, marketing and promotional practices in respect of each Licensed Product both within and outside the ROW Territory meet the standards required by applicable Laws.

(b) Information. Each of Celgene and Juno shall reasonably cooperate with the other Party to provide the other Party access to any and all information, data and reports required by the other in order to enable the other Party to comply with applicable Laws, including reporting requirements, or the equivalent thereof in the Licensed Territory, in a timely and appropriate manner. Each Party shall ensure that any such reporting is true, complete and correct in all respects; provided however that neither Party shall be held responsible for submitting erroneous reports to the extent such deficiencies result from information provided by the other Party which itself was not true, complete and correct.

(c) Cooperation. Celgene and Juno shall confer with each other on a regular basis through the JCC to discuss and compare their respective procedures and methodologies relating to each Party’s compliance with applicable Laws or fulfilment of any other obligation in this Section 2.3. In the event that the Parties have different understandings or interpretations of this Section 2.3 or of the applicability of, or standards required by any applicable Laws, then the Parties shall confer and seek to reach common agreement on such matters, and in the absence of such agreement, the escalation and decision making procedures set forth in Section 4.2.5 of the Master Collaboration Agreement shall apply.

2.4 Manufacturing and Supply. The provisions of Section 2.10 of the Master Collaboration Agreement and the Manufacturing Agreement shall apply to the Parties’ establishment and operation of manufacturing facilities for [***] Products and [***] Products in the Territory.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.5 Records; Reports; Results. Each Party shall maintain or cause to be maintained complete, current and accurate records of all Development activities conducted by it (or its Affiliates and subcontractors) hereunder, and all data, results and analyses (including site records and master files) and other information resulting from such activities. Such records shall (i) fully and properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes, and (ii) record only such activities and shall not include or be commingled with records of activities that do not relate to the Development and Commercialization of Licensed Candidates, Licensed Products and/or Licensed Diagnostic Products, or activities carried out pursuant to this License Agreement. Each Party shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. All such records shall be retained by the relevant Party for at least [***] after the termination of this License Agreement or for such longer period as may be required by applicable Law. Each Party shall have the right to review and copy such records maintained by the other Party at reasonable times, as reasonably requested by either Party.

2.6 Materials Transfer and Licenses.

2.6.1 Materials Transfer. During the License Term, either Party (the “License Transferring Party”) shall transfer, if [***] (the “License Materials Receiving Party”) and subject to any Third Party obligations, certain [***] materials, which may include [***] (the “License Materials”) for use by the License Materials Receiving Party in furtherance of its rights and the conduct of its obligations under this License Agreement (the “License Purpose”). All transfers of such License Materials by the License Transferring Party to the License Materials Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit E, which sets forth the type and name of the License Material transferred, the amount of the License Material transferred, the date of the transfer of such License Material and the License Purpose (each, a “License Material Transfer Agreement”). Such License Materials will be provided to the License Materials Receiving Party within a reasonable time period after the Parties execute the relevant License Material Transfer Agreement, not to exceed [***]. Neither Party will unreasonably withhold its consent to any request made by the other Party pursuant to this Section 2.6.1, except that subject to the last sentence of this Section 2.6.1, Juno shall have no obligation to transfer to Celgene [***] unless it otherwise agrees in writing, [***] and Celgene shall have no obligation to transfer to Juno [***] unless it otherwise agrees in writing, [***]. The Parties agree that the exchanged License Materials shall be used in compliance with applicable Law and the terms and conditions of this License Agreement, and shall not be reverse engineered or chemically analysed, except if required by the License Purpose or otherwise agreed to by the Parties in writing.

2.6.2 License by License Transferring Party. At the time the License Transferring Party provides the License Materials to the License Materials Receiving Party as provided herein and to the extent not separately licensed under this License Agreement, the License Transferring Party hereby grants, and shall cause (within [***] after the execution of any License Material Transfer Agreement) its Affiliates to grant, to the License Materials Receiving Party a non-exclusive license under the Patents and Know-How Controlled by it to use such License Materials solely for the License Purpose, and such license, upon termination of this License Agreement (subject to Article 9), completion of the License Purpose, or discontinuation

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of the use of such License Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this License Agreement, all such License Materials delivered by the License Transferring Party, shall only be used by the License Materials Receiving Party in furtherance of the License Purpose, and shall be returned to the License Transferring Party or destroyed, in the License Transferring Party’s sole discretion, upon the termination of this License Agreement (subject to Article 9) or upon the discontinuation of the use of such License Materials (whichever occurs first), unless such Party has the right to continue to use such materials under the Master Collaboration Agreement, a Development & Commercialization Agreement for purposes permitted thereunder, including pursuant to intellectual property or material transfer agreements executed in connection therewith. The License Materials Receiving Party shall not [***].

2.6.3 NO WARRANTIES. THE LICENSE MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.6 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS LICENSE AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE LICENSE MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The License Materials Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the License Materials. Except as otherwise set forth in this License Agreement, the Transferring Party shall not be liable to the License Materials Receiving Party for any loss, claim or demand made by the License Materials Receiving Party, or made against the License Materials Receiving Party by any Third Party, due to or arising from the use of the License Materials, except to the extent such loss, claim or demand is caused by the wilful misconduct of the Transferring Party.

2.7 No Representation. Subject to Section 2.2.1, neither Party makes any representation, warranty or guarantee that the Licensed Program will be successful, or that any other particular results will be achieved with respect to the Licensed Program, Licensed Target, any Licensed Candidate, any Licensed Product or any Licensed Diagnostic Product hereunder.

2.8 Covenant During License Term. Commencing on the License Agreement Effective Date until expiration of each Party’s exclusivity obligations pursuant to Article 4 with respect to the Licensed Program, neither Party nor its Affiliates will, other than to an Affiliate of such Party who agrees in writing to be bound by the terms and conditions of this License Agreement, (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject to subsection (b), below) or dispose of, any assets [***] (the “Licensed Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to the other Party hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Licensed Program Assets if such license or grant would conflict with or adversely affect in any respect any of the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

rights granted to the other Party hereunder, or (c) disclose any Confidential Information relating to the Licensed Program Assets to any Third Party if such disclosure would impair or conflict in any respect with any of the rights granted to the other Party hereunder. Notwithstanding this Section 2.8, either Party and/or its Affiliates shall have the right to assign, transfer, convey or dispose of any assets specifically related to this Licensed Program to [***]; provided that (i) [***] this License Agreement, and (ii) such [***] this License Agreement.

2.9 Additional [***] Programs. If, during the term of this License Agreement, Juno offers to the Collaboration any [***] Program that includes [***], and Celgene exercises its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement with respect to such [***] Program, then (a) such [***] Program shall [***], (b) Celgene shall make the Designation Payment for such [***] Program in accordance with Paragraph 1(b) of Exhibit C-3, and (c) within [***] after Celgene exercises such Option, the Parties shall amend Exhibit B to include the applicable [***] the Licensed Program, [***] as Licensed Candidates, under this License Agreement.

ARTICLE 3

COMMERCIALIZATION; CELGENE RIGHT TO CO-PROMOTE

3.1 Commercialization. Subject to the terms and conditions of this License Agreement, (a) Celgene will have sole responsibility for Commercialization of Licensed Products and Licensed Diagnostic Products in the ROW Territory, subject to Juno’s rights under Section 3.3.1, and except as otherwise set forth in this License Agreement, will have [***], and (b) Juno will have sole responsibility for Commercialization of Licensed Products and Licensed Diagnostic Products outside of the ROW Territory subject to Celgene’s rights under Sections 3.2 and 3.3.2, and except as otherwise set forth in this License Agreement, will have [***]. For clarity, the Commercialization Lead Party shall retain all right and authority to Commercialize Licensed Products and Licensed Diagnostic Products in the countries for which it serves as the Commercialization Lead Party, subject to Section 3.3. The non-Commercialization Lead Party (itself or by or through any others, including any Affiliates or Sublicensees will not take any action regarding the Commercialization of Licensed Products or Licensed Diagnostic Products in the countries for which it is not the Commercialization Lead Party unless mutually agreed in writing following a Party’s exercise of its right to opt-in to certain Commercialization Activities pursuant to Section 3.3, or described in the License Commercialization Plan, or otherwise approved by the JCC.

3.2 Celgene Right to Co-Promote; Conversion to Juno Lead Co-Co Agreement.

3.2.1 Right to Co-Promote. In accordance with Section 3.1.4 of the Master Collaboration Agreement, Celgene has the right to designate up to two (2) Juno Programs or [***] Programs [***] as Celgene Co-Promote Programs, provided that each such Juno Program or [***] Program [***], unless [***]), in which case Celgene may designate one (1) additional Juno Program (other than the CD19 Program or the CD22 Program) or [***] Program [***] as a Celgene Co-Promote Program, provided that such Juno Program or [***] Program [***], for a total of three (3) Programs that are Celgene Co-Promote Programs.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2.2 Exercise of the Celgene Co-Promote Right. At any time prior to the [***] the Licensed Program, if Celgene wishes to designate the Licensed Program as a Celgene Co-Promote Program, and Celgene has not already exercised such Celgene Co-Promote Right with respect to a total of two (2) Programs that were Juno Programs or [***] Programs (or, [***]), a total of three (3) Juno Programs), then Celgene may exercise the Celgene Co-Promote Right with respect to the Licensed Program by written notice to Juno as set forth in Section 3.1.4 of the Master Collaboration Agreement. Within [***] following Juno’s receipt of such written notification from Celgene, the Parties shall terminate this License Agreement and simultaneously enter into a Juno Lead Co-Co Agreement with respect to the Licensed Program, and the following provisions shall apply as of the date that such Celgene Co-Promote Right is exercised:

(a) the Program that was the subject matter of this License Agreement shall no longer be deemed a Licensed Program hereunder, but shall be deemed “Juno Co-Co Program” under the applicable Juno Lead Co-Co Agreement;

(b) the Target that was the subject matter of this License Agreement shall no longer be deemed the Licensed Target hereunder, but shall be deemed the “Juno Program Co-Co Target” under the applicable Juno Lead Co-Co Agreement; and

(c) the Development Candidates and other compounds and products that were the subject matter of this License Agreement shall no longer be deemed the Licensed Candidates, Licensed Products or Licensed Diagnostic Products, as applicable, but shall be deemed the “Juno Program Co-Co Candidates”, “Juno Program Co-Co Products” or “Juno Program Co-Co Diagnostic Products” under the applicable Juno Lead Co-Co Agreement.

3.3 Opt-In Right for Certain Commercialization Activities under License Agreement.

3.3.1 Juno Right to Opt-In. On a Licensed Product-by-Licensed Product basis Juno shall have the right, exercisable upon written notice to Celgene at any time prior to, or within [***] for such Licensed Product, to elect to exercise a Commercialization Opt-In Right and provide [***] of the Commercialization Activities for such Licensed Product in the Major EU Market Countries. [***]. If Juno exercises the Commercialization Opt-In Right, Celgene shall, after conferring with Juno, update the License Commercialization Plan for such countries to include the rights and obligations with respect thereto, which shall in any event be consistent with the then-existing License Commercialization Plan for such countries prepared by Celgene pursuant to Section 3.4.2, and which shall include the terms set forth in the Commercialization Opt-In Terms attached hereto as Exhibit F. Juno [***].

3.3.2 Celgene Right to Opt-In. If this License Agreement has been entered into with respect to the [***] Program, then if Juno [***], on a Licensed Product by Licensed Product basis, Celgene shall have the right to exercise a Commercialization Opt-In Right upon written notice to Juno within [***] such Licensed Product [***], to elect to participate in [***] of the Commercialization Activities for such Licensed Product for [***] in the [***]. If Celgene exercises a Commercialization Opt-In Right [***], [***]. Following Celgene’s exercise of the Commercialization Opt-In Right for [***], Juno shall, after conferring with Celgene, update the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License Commercialization Plan for such countries to include the rights and obligations with respect thereto, which shall in any event be consistent with the then-existing License Commercialization Plan for such countries prepared pursuant to Section 3.4.2, and shall include the terms set forth in the Commercialization Opt-In Terms attached hereto as Exhibit F. If Celgene exercises a Commercialization Opt-In Right under this Section 3.3.2 to perform Commercialization Activities for Licensed Products in [***], Celgene [***]. For clarity, Celgene’s rights under this Section 3.3.2 shall only apply to Licensed Products that are [***] a Licensed Target that is [***], and for such Licensed Products, such rights shall apply only for [***].

3.3.3 Costs of Participation in Commercialization. Following the exercise by a Party of the Commercialization Opt-In Right pursuant to Sections 3.3.1 or 3.3.2, the Commercialization Lead Party in a given territory (for Juno, in the North America Territory and for Celgene, in the ROW Territory) shall continue to [***]. The Commercialization Lead Party [***] (a) [***] and (b) [***], in each case of (a) and (b), [***] pursuant to Section 3.3.1 or 3.3.2, as applicable, in relation to the Commercialization of Licensed Products following the exercise of the Commercialization Opt-In Right.

3.4 Additional Terms of Commercialization.

3.4.1 Role of the JCC. The JCC will coordinate the Parties’ efforts with respect to the Commercialization of Licensed Products in the North America Territory and in the ROW Territory. Specifically, the JCC will oversee the development of [***] for Licensed Products, coordinate training of sales representatives and others involved in Commercialization pursuant to Sections 3.3.1 and 3.3.2 and Exhibit F, and coordinate commercial supply of Licensed Products pursuant to this License Agreement.

3.4.2 License Commercialization Plan. The Commercialization Lead Party for the relevant country(ies) as to which a Commercialization Opt-In Right pursuant to Section 3.3.1 or 3.3.2 has been exercised will prepare an initial License Commercialization Plan for such Licensed Product in such relevant country(ies) covering the first [***] after First License Sale of such Licensed Product in such relevant country(ies). The JCC will review and comment on each Commercialization Lead Party’s plan for Commercialization of Licensed Products the countries in which it is the Commercialization Lead Party. Thereafter, the Commercialization Lead Party ([***]) will update the relevant portion of the License Commercialization Plan ([***], and the JCC will review and comment on any such update or other amendment to such License Commercialization Plan. The Commercialization Lead Party will also update the License Commercialization Plan as provided in Section 3.3. Either Party may request at any time that the JCC consider other updates to such License Commercialization Plan. The JCC will set the required form and contents of any License Commercialization Plan. The License Commercialization Plan will specify, as applicable, among other things, for each applicable country and Licensed Product, the [***] Licensed Products. Furthermore, after a Party’s opt-in pursuant to Section 3.3, the License Commercialization Plan will also specify (a) [***], (b) [***], (c) [***], (d) [***], (e) [***], (f) [***], and (g) [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4.3 Branding. If and at such time as the JCC deems appropriate, the JCC shall discuss in good faith any branding and/or co-branding of the Licensed Products to be used in connection with the Commercialization of Licensed Products both in the North America Territory and in the ROW Territory and the Parties will enter into appropriate trademark licensing agreements to achieve the foregoing. For the avoidance of doubt, nothing in this License Agreement shall be construed to grant either Party any rights in or to any of the other Party’s trademarks, trade names, logos, or other marks, including use thereof, absent a separate trademark licensing agreement entered into in accordance with this Section 3.4.3.

3.4.4 Commercialization Reports. At least [***] during the License Term, the Commercialization Lead Party shall provide to the other Party, through the JCC, with a [***] on the status of its Commercialization Activities with respect to Licensed Products and related Licensed Diagnostic Products (a “Commercialization Report”) during the applicable [***], and the Commercialization Lead Party’s plans with respect to Commercialization of Licensed Products and Licensed Diagnostic Products during [***] period. Such Commercialization Report shall also describe [***]) with respect to such Licensed Products and Licensed Diagnostic Products, [***]. At least [***] prior to the anticipated First License Sale of a Licensed Product under this License Agreement, the JCC shall discuss and agree upon the form and content for such Commercialization Report.

ARTICLE 4

EXCLUSIVITY

4.1 Exclusivity. Article 5 of the Master Collaboration Agreement shall apply to the Parties’ activities under this License Agreement, in each case to the extent applicable to the License Program that is the subject of this License Agreement, for the time periods, and to the extent expressly set forth therein.

ARTICLE 5

FINANCIAL TERMS

5.1 CD19 Program. In the event the Licensed Program is the CD19 Program, then the financial terms set forth on Exhibit C-1 shall apply.

5.2 CD22 Program. In the event the Licensed Program is the CD22 Program, then the financial terms set forth on Exhibit C-2 shall apply.

5.3 Other Juno Programs and [***] Programs. In the event the Licensed Program is an Other Juno Program or an [***] Program, then the financial terms set forth on Exhibit C-3 shall apply.

5.4 Royalties Payment Terms.

5.4.1 Royalty Reduction for Comparable License Third Party Product Competition.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) For Licensed Products, during the Licensed Product Royalty Term for such Licensed Product, on a Licensed Product-by-Licensed Product, country-by-country and Calendar Year-by-Calendar Year basis, certain royalty reductions may apply as described in this Section 5.4.1(a). If during any Calendar Year both (1) one or more Comparable License Third Party Products for such Licensed Product are sold in such country, and (2) the License Annual Unit Sales for a Licensed Product in such country first decline by at least [***], then such [***] shall be the [***] for such Licensed Product for such country. After the [***], on a Licensed Product-by-Licensed Product and country-by-country basis, the royalties payable with respect to Licensed Products for the relevant country shall be subject to reduction as follows:

(i) If the License Annual Unit Sales of such Licensed Product during any Calendar Year [***] in such country are [***] in such country; or

(ii) If the License Annual Unit Sales of such Licensed Product during any Calendar Year [***] in such country are [***] in such country;

then the royalties payable with respect to License Net Sales of such Licensed Product pursuant to Paragraph 2 of Exhibit C-1, C-2 or C-3, as applicable, in such country during such Calendar Year shall be reduced [***], if subsection (i) applies, or [***], if subsection (ii) applies.

(b) For Licensed Products that are described in Section 1.14(a), until the latest of (i) the [***], (ii) the [***], and (iii) the [***] anniversary of the date of First License Sale of such Licensed Product in such country, [***] royalties due with respect to such Licensed Products pursuant to this Section 5.4.1(b), but for clarity, the [***] of this Section 5.4.1(b). After the [***] of this Section 5.4.1(b), for such Licensed Products that are described in Section 1.14(a), royalties shall still be payable with respect to License Net Sales of such Licensed Products, on a Licensed Product-by-Licensed Product, country-by-country and Calendar Year-by-Calendar Year basis, but may be subject to reduction as described in this Section 5.4.1(b). [***] on a Licensed Product-by-Licensed Product and country-by-country basis, the royalties payable with respect to Licensed Products for the relevant country shall be subject to reduction as follows:

(1) If the License Annual Unit Sales of such Licensed Product during any Calendar Year [***] in such country;

(2) If the License Annual Unit Sales of such Licensed Product during any Calendar Year [***] in such country; or

(3) If the License Annual Unit Sales of such Licensed Product during any Calendar Year [***] in such country,

then the royalties payable with respect to License Net Sales of such Licensed Product pursuant to Paragraph 2 of Exhibit C-1, C-2 or C-3, as applicable, in such country during such Calendar Year shall be reduced by [***], if subsection (b)(1) applies, [***], if subsection (b)(2) applies, and [***]. For such Licensed Products, once subsection (b)(3) applies, no further royalties shall be payable with respect to License Net Sales of such Licensed Products.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For the purposes of this Section 5.4.1, sales of units of such Licensed Product for calculating License Annual Unit Sales shall be those reported by [***], or if such data are not available, [***]. Notwithstanding anything to the contrary, [***].

[***].

5.4.2 Royalty Reduction for Third Party Payments. Subject to Section 5.4.3, the royalty rate set forth in Paragraphs 2(a) and 3 of Exhibit C-1, C-2 or C-3, as applicable, shall be reduced, on a Licensed Product-by-Licensed Product and Licensed Diagnostic Product-by-Licensed Diagnostic Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis, by (a) an amount equal to [***] in such Calendar Quarter [***] with respect to sales of such Licensed Product or Licensed Diagnostic Product [***] in such Calendar Quarter; provided that in no event shall the royalty payable by Celgene to Juno pursuant to this Section 5.4.2 and Exhibit C be [***] sales of such Licensed Product or Licensed Diagnostic Product in such Calendar Quarter [***], provided that in no event shall the royalty payable by Celgene to Juno pursuant to this Section 5.4.2 and Exhibit C be [***]. Celgene may [***] as described in this Section 5.4.2 [***].

5.4.3 Cumulative Effect of Royalty Reductions. In no event shall the royalty reductions described in Section 5.4.2 reduce the effective royalty rate payable by Celgene, its Affiliates or Sublicensees with respect to License Net Sales (a) arising from the [***], to less than [***] and (b) arising from [***], to less than [***] (the “Floor Royalty”). For clarity, if [***], and if [***].

5.4.4 Payment of Royalties. Celgene shall: (a) within [***] following the end of each Calendar Quarter in which a royalty payment accrues, provide to Juno a report for each country in the Territory in which sales of Licensed Product or related Licensed Diagnostic Product occurred in the Calendar Quarter covered by such statement, specifying: the gross sales (if available) and License Net Sales in each country’s currency; the applicable royalty rate under this License Agreement; the royalties payable in each country’s currency, including an accounting of deductions taken in the calculation of License Net Sales in accordance with Celgene’s Accounting Principles; the applicable exchange rate to convert from each country’s currency to U.S. Dollars under Section 5.5.1; and the royalties payable in U.S. Dollars, and (b) make the royalty payments owed to Juno hereunder in accordance with such royalty report in arrears, within [***] from the end of each Calendar Quarter in which such payment accrues.

5.4.5 Discounted Sales. It is possible that a Licensed Product could be included as part of a package of products offered to customers by Celgene or its Affiliates or Sublicensees, and that discounts on packages including a Licensed Product (a “Package”) may be offered in the Territory. None of Celgene, its Affiliates or Sublicensees shall discount the price of a Licensed Product sold as part of a Package [***].

5.5 Additional Payment Terms.

5.5.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by Juno. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5.2 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this License Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

5.5.3 Tax Withholding.

(a) Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this License Agreement such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding (the “Paying Party”) will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the recipient Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such Payee Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to cooperate with the other Parties in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.5.3(a) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to [***] in connection with this License Agreement, as applicable.

(b) Tax [***]. Notwithstanding the foregoing, and subject to Section 6.7.2 of the Master Collaboration Agreement, if (i) any Party [***], (ii) as a result of [***], such Party (or its assignee) [***], and (iii) [***] (A) [***] or (B) [***]. To the extent [***]. The foregoing sentence [***]. Furthermore, [***]. Solely for purposes of this Section 5.5.3(b), (1) [***] and (2) [***].

(c) Tax Documentation. Each Party has provided a properly completed and duly executed IRS Form W-9 or applicable Form W-8 to the other Parties. Each Party and any other recipient of payments under this License Agreement shall provide to the other Party, at the time or times reasonably requested by such other Parties or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this License Agreement to be made without, or at a reduced rate of, withholding for taxes.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.6 Records Retention by Celgene; Review by Juno.

5.6.1 Royalty Records. With respect to payments to be made under Sections 5.1 through 5.4, inclusive, Celgene agrees to keep, and to require its Affiliates and Sublicensees to keep, for at least [***] from the end of [***], complete and accurate records of transfer and sales by Celgene or its Affiliates or Sublicensees, as the case may be, of each Licensed Product and related Licensed Diagnostic Product, in sufficient detail to allow the accuracy of the payments made thereunder to be confirmed. Notwithstanding the foregoing, if a Juno Upstream Agreement requires such records to be maintained for longer time periods or imposes additional requirements on licensees or sublicensees with respect to the relevant License Net Sales, Juno will disclose to Celgene in advance of the first License Net Sales the applicable requirements, and the Parties will cooperate in good faith to agree upon a manner for complying with such Juno Upstream Agreement.

5.6.2 Review. Subject to the other terms of this Section 5.6.2, at the request of Juno, which shall not be made more frequently than [***] during the License Term, upon at least [***] prior written notice from Juno, and at the expense of Juno, Celgene shall permit an independent, nationally-recognized certified public accountant selected by Juno and reasonably acceptable to Celgene to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 5.6.1. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Article 8 of the Master Collaboration Agreement and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 5.6.1. Results of any such review shall be binding on both Parties absent manifest error. Juno shall treat the results of any such accountant’s review of Celgene’s records as Confidential Information of Celgene subject to the terms of Article 8 of the Master Collaboration Agreement. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties by Celgene, then (a) Celgene or Juno shall promptly pay the other Party the amount remaining to be paid, and (b) if such underpayment is by [***] or more in any Calendar Year, Celgene shall, within [***] of invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by Juno in connection with the review.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 License.

6.1.1 License to Celgene. Subject to the terms and on the conditions set forth in this License Agreement, and solely with respect to the Licensed Candidates, Licensed Products and Licensed Diagnostic Products that are the subject of this License Agreement, Juno hereby grants and shall cause (within [***] after the License Agreement Effective Date) its Affiliates to grant to Celgene (a) an exclusive [***], royalty-bearing right and license, with the right to grant sublicenses through multiple tiers (subject to Section 6.1.3), under (i) the Juno Licensed IP, (ii) Juno’s and its Affiliates’ rights in the Collaboration IP, and (iii) Juno’s and its Affiliates’ interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***] Covering or claiming the [***], in each case of (a) and (b) [***] (A) to conduct Research, Development, Manufacture [***], and Commercialization Activities for Licensed Candidates,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory in accordance with the License Development Plan and/or License Commercialization Plan, and (B) if Celgene has exercised the Commercialization Opt-In Right pursuant to Section 3.2.2, to conduct Commercialization Activities that are [***] in the North America Territory. Juno shall [***] upon written notice to Celgene [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.2 License to Juno. Subject to the terms and on the conditions set forth in this License Agreement, and solely with respect to the Licensed Candidates, Licensed Products and Licensed Diagnostic Products that are the subject of this License Agreement, Celgene hereby grants and shall cause (within [***] after the License Agreement Effective Date) its Affiliates to grant to Juno (a) an exclusive [***], royalty-free right and license, with the right to grant sublicenses through multiple tiers (subject to Section 6.1.3), under (i) the Celgene Relevant Licensed IP, (ii) Celgene’s and its Affiliates’ rights in the Collaboration IP, and (iii) Celgene’s and its Affiliates’ interest in the Joint Collaboration IP, and (b) a non-exclusive, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.1.3), under Patents and Know-How [***] Covering or claiming the [***], in each case of (a) and (b) [***] (A) to conduct Research, Development, Manufacture [***] and Commercialization Activities for Licensed Candidates, Licensed Products and Licensed Diagnostic Products in the Field (1) in the North America Territory in accordance with the License Development Plan and/or License Commercialization Plan, and (2) in the China Territory, and (B) if Juno has exercised the Commercialization Opt-In Right pursuant to Section 3.3.1, for Juno to conduct Commercialization Activities that are [***] for ROW Territory Administration in the Major EU Market Countries. Celgene shall [***] upon written notice to Juno [***]; provided that (a) [***], (b) [***], and (c) [***].

6.1.3 Sublicenses.

(a) Celgene shall have the right to grant sublicenses within the scope of the license granted to Celgene under Section 6.1.1 as follows: (i) with respect to the right and license granted to Celgene under Section 6.1.1(a), through multiple tiers, [***], (ii) with respect to the right and license granted to Celgene under 6.1.1(b), [***], [***], and (iii) otherwise [***].

(b) Juno shall have the right to grant sublicenses within the scope of the license granted to Juno under Section 6.1.2 as follows: (i) with respect to the right and license granted to Juno under Section 6.1.2(a), through multiple tiers, [***], (ii) with respect to the right and license granted to Juno under Section 6.1.2(b), [***], [***], and (iii) otherwise [***].

(c) Each sublicense granted by either Party under this Section 6.1.3 shall be subject to and consistent with the terms and conditions of this License Agreement. If a Party grants a sublicense to [***], it shall [***].

(d) Notwithstanding the foregoing, if [***] undergoes [***], and [***] thereafter [***], then following the effective date of such [***], [***] shall not be [***] to [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.1.4 Rights Retained by the Parties. For purposes of clarity, each Party retains the rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this License Agreement.

6.1.5 No Implied Licenses. Except as explicitly set forth in this License Agreement, neither Party shall be deemed by estoppel, implication or otherwise to have granted the other Party any license or other right under this License Agreement to any intellectual property of such Party.

6.1.6 Section 365(n) of the Bankruptcy Code. All licenses granted under this License Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this License Agreement, or (b) if not delivered under Section 6.1.6(a), upon the rejection of this License Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this License Agreement for purposes of Section 365(n) of the Bankruptcy Code.

6.2 Ownership.

6.2.1 Inventorship. Inventorship of Inventions shall be determined by application of U.S. patent law pertaining to inventorship.

6.2.2 Ownership. Ownership of Inventions and intellectual property rights therein arising from each of the Parties’ activities under this License Agreement shall be determined in accordance with Sections 7.2.2, 7.2.3, 7.2.4 and 7.2.5 of the Master Collaboration Agreement.

6.2.3 Cooperation and Allocation. Sections 7.2.6, 7.2.7 and 7.2.8 of the Master Collaboration Agreement shall apply to all Inventions and intellectual property rights therein, that arise in whole or in part as a result of the Parties’ activities under this License Agreement.

6.3 Prosecution and Maintenance of Patents. Subject to Section 6.7, Prosecution and Maintenance of all Patents directed to any Inventions [***] shall be carried out in accordance with Section 7.3 of the Master Collaboration Agreement. Additionally, Celgene shall keep Juno informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Juno under Section 6.1.2(a), and Juno shall keep Celgene informed as to [***] with respect to the Prosecution and Maintenance of Patents licensed to Celgene under Section 6.1.1(a). Celgene shall [***] with respect to any Patent Controlled by Celgene licensed to Juno under Section 6.1.2(a), and Juno shall provide Celgene [***] with respect to any Patent Controlled by Juno licensed to Celgene under Section 6.1.1(a).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.4 Defense of Claims Brought by Third Parties.

6.4.1 Notice. If a Party becomes aware of any actual or potential claim alleging that the Research, Development, Manufacture or Commercialization of the Licensed Target, any Licensed Candidate, any Licensed Product or any Licensed Diagnostic Product, does (or would if carried out) infringe the intellectual property rights of any Third Party anywhere in the North America Territory or the ROW Territory, such Party shall [***]. In any such instance, the Parties shall [***].

6.4.2 Costs. The costs and expenses incurred by the Parties in connection with defense of any claim described in Section 6.4.1 shall be [***], unless otherwise agreed in writing by the Parties. For clarity, this Section 6.4.2 is intended to address [***], and if as a result of any such defense of such claim in the [***] Territory, Celgene [***], Section 5.4.2 may apply to [***].

6.5 Enforcement of Patents.

6.5.1 Notice. If any Party learns of an infringement or suspected or threatened infringement by a Third Party with respect to any Patent licensed to Celgene pursuant to Section 6.1.1 or a Patent that is licensed to Juno pursuant to Section 6.1.2, including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of compounds or products that are substantially the same as Licensed Candidates, Licensed Products or Licensed Diagnostic Products (“License Competitive Infringement”), such Party shall [***] of such License Competitive Infringement. For any License Competitive Infringement, each Party shall [***].

6.5.2 Scope of Enforcement Rights. As between the Parties, and subject to Sections 6.5.3, 6.6 and 6.7:

(a) Celgene shall have the [***] right, [***], to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement occurring [***] Territory, and Juno shall have the [***] right, [***], to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement occurring [***]; in each case, only with respect to any Patent (i) that [***], and (ii) that (A) [***], or (B) is (1) included in the [***], and (2) [***] (the Patents in this Section 6.5.2(a), the “Licensed Product Patents”).

(b) With respect to any Patent that is not a Licensed Product Patent and (i) that (A) [***], and (B) is (1) included in [***], or (2) included in [***], or (ii) that does not [***], and (A) is included in [***] or (B) (1) is included in [***] and (2) [***], then in each of (i) and (ii), (x) [***] institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement in the North America Territory, and (y) [***] institute, prosecute, or control any action or proceeding with respect to any License Competitive Infringement in the ROW Territory [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) With respect to any Patent that is not a Licensed Product Patent and (i) that (A) [***], and (B) is (1) included in [***], or (2) included in [***], or (ii) that does not [***], and (A) is included in [***], or (B) (1) is included [***] and (2) [***], in each of (i) and (ii), (x) [***] institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement in the ROW Territory, and (y) [***] institute, prosecute, or control any action or proceeding with respect to any License Competitive Infringement in the North America Territory [***].

(d) With respect to any Patent that does not [***] Licensed Candidates, Licensed Products, or Licensed Diagnostic Products, [***], or (ii) (A) is [***], (B) is included in [***], and (C) does not [***], in each of (i) and (ii), [***] institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement relating to such Patent in the ROW Territory and/or the North America Territory, [***].

(e) With respect to any Patent that does not [***] Licensed Candidates, Licensed Products, or Licensed Diagnostic Products, [***] and that (i) is [***], or (ii) (A) is [***], (B) is [***], and (C) does not [***], in each of (i) and (ii), [***] institute, prosecute and control any action or proceeding with respect to any License Competitive Infringement relating to such Patent in the ROW Territory and/or the North America Territory, [***].

(f) With respect to any Patent that is jointly owned by the Parties and is included in the Collaboration IP or the Joint Collaboration IP (excluding any Licensed Product Patent and excluding any Patent that Covers or claims the [***]):

(i) that [***], [***], to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement occurring in the ROW Territory, and [***], to institute, prosecute, and control any such action or proceeding with respect to any License Competitive Infringement occurring in the North America Territory, provided that [***]; and

(ii) that [***] Licensed Candidates, Licensed Products, or Licensed Diagnostic Products, or the [***].

(g) Unless otherwise agreed by the parties, and subject to Sections 6.5.3 and 6.5.4, any rights granted to either Party to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement under Sections 6.5.2(a)-(f) are, in each case by counsel of the enforcing Party’s own choice, in such Party’s own name and under such Party’s direction and control, provided that with respect to any such action or proceeding in relation to Licensed Candidates, Licensed Products or Licensed Diagnostic Products, the enforcing Party shall [***], and shall [***]. Such rights granted to such Party shall include, if applicable, the right to perform, with respect to such actions with respect to License Competitive Infringement, [***] reference product sponsor or equivalent set forth in the Hatch-Waxman Act or Public Health Service Act (or applicable ROW Territory equivalent of either of the foregoing), [***], and if the enforcing Party is limited in performing such actions, the other Party shall reasonably cooperate to enable the enforcing Party to perform such actions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(h) Timing. The Party with the first right (and for clarity, not the sole right) to institute, prosecute, and control any action or proceeding with respect to any Patent described in Section 6.5.1 and involving License Competitive Infringement (each such action or proceeding, a “License Enforcement Proceeding”) will have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 6.5.1 or receipt of written notice from a Third Party that reasonably evidences License Competitive Infringement, to elect to so enforce the relevant Patent(s) in the applicable jurisdiction (or to settle or otherwise secure the abatement of such License Competitive Infringement), provided however, that such period will be (a) more than [***] to the extent applicable Law prevents earlier enforcement of such Patent (such as the enforcement process set forth in or under the Hatch-Waxman Act), and provided further that if such period is extended because applicable Law prevents earlier enforcement, the enforcing Party shall have until the date that is [***] following the date upon which applicable Law first permits such License Enforcement Proceeding, and (b) less than [***] to the extent that a delay in bringing such License Enforcement Proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory approval) available against such alleged Third Party infringer. In the event the enforcing Party [***] before the first to occur of (i) the expiration of the applicable period of time set forth in the preceding subsections (a) and (b), or ii) [***] before the expiration of any time period under applicable Law, that would, if a License Enforcement Proceeding was not filed within such time period, limit or compromise the remedies available from such License Enforcement Proceeding, it will [***] and in the case where such other Party [***] the applicable Patent with respect to such License Competitive Infringement in the applicable jurisdiction, such other Party will thereafter [***] enforce the applicable Patent (such action, a “License Step-In Proceeding”) at such other Party’s expense.

6.5.3 Sole Enforcement and Defense for [***]. Notwithstanding anything to the contrary herein, with respect to any License Competitive Infringement:

(a) [***]; and

(b) [***].

6.5.4 Right to Participate; Joinder. The non-enforcing Party in relation to any enforcement action or proceeding set forth in Section 6.5.2, will have the right, at its own expense and by counsel of its choice, to be represented in, or participate in any such action or proceeding. In the case of any License Enforcement Proceeding or License Step-In Proceeding, at the enforcing Party’s written request, and at the enforcing Party’s expense (subject to Section 6.5.9), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding. All time periods set forth in Section 6.5 shall be subject to applicable Law, which may prevent earlier enforcement.

6.5.5 Cooperation. In addition to the obligations set forth in Sections 6.5.2 and 6.5.4, each Party will provide to the Party enforcing any such rights under Section 6.5 reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. The Parties will coordinate any License Enforcement Proceeding

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

through the Patent Committee. Each Party bringing any such action or proceeding in accordance with this Section 6.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any Patent that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding as it relates to (a) [***], or (b) [***]. Only with respect to any Patent within the [***] that [***], the Parties shall [***].

6.5.6 Third Party Rights. Notwithstanding Sections 6.5.1 through 6.5.5, each Party’s rights to enforce a Patent pursuant to this Section 6.5 or to Defend against a challenge in any action or proceeding described in Section 6.4, shall be subject to the applicable provisions of any agreements between a Party and its licensor(s) of such Patent. In the event of any conflict between this Section 6.5 and such other agreements between a Party (and/or its Affiliates) and its/their licensor(s), the provisions of such other agreements shall control.

6.5.7 Inter Partes Review and Re-Examination Proceedings. If either Party becomes aware of any actual or potential inter partes review, re-examination or post grant review proceedings (but excluding [***]) involving any [***], such Party shall so notify the other Party. The Party having the right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent shall have the right to assume responsibility for the Defense thereof, with the other Party having backup rights therefor to the extent provided to such Party in the context of an action to enforce such Patent, with the costs of such action [***]. If neither Party has a right to bring an enforcement action pursuant to this Section 6.5 with respect to such Patent, then the Party Controlling such Patent shall have the right to assume responsibility for the Defense thereof.

6.5.8 Settlement. A settlement or consent judgment or other voluntary final disposition of an action or proceeding under this Section 6.5 may be [***]; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party under this Section 6.5 shall not, without the consent of such other Party (such consent not to be unreasonably withheld), (a) [***] the Party not bringing or Defending such action or proceeding, (b) [***] the Party not bringing or Defending such action or proceeding [***], (c) [***] the Party not bringing or Defending such action or proceeding, or (d) [***] the Party not bringing or Defending such action or proceeding [***].

6.5.9 Costs and Recoveries. Except as otherwise set forth in this Section 6.5, each Party shall [***] in connection with its activities under this Section 6.5. If a Party commences a License Enforcement Proceeding or Defends an action under this Section 6.5, [***] for such action or proceeding. All internal and external costs and expenses [***] in pursuing any License Enforcement Proceeding or Defense of an action or proceeding under this Section 6.5 shall be [***] such action, suit or proceeding. Any [***] in any License Enforcement Proceeding or Defense of an action under this Section 6.5 shall be shared as follows:

(a) the amount of such damages or other sums actually received by the Party controlling such License Enforcement Proceeding or Defense of an action under this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 6.5, shall first be subject to Article 8, if applicable, and then shall be applied to reimburse all out-of-pocket costs and expenses incurred by each Party directly in connection with such License Enforcement Proceeding or Defense of an action under this Section 6.5 (including, for this purpose, [***]), and if such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be [***]; and

(b) any remaining proceeds in case of suits with respect to a License Enforcement Proceeding or Defense of an action in the North America Territory or the ROW Territory relating to any Licensed Candidate, Licensed Product or Licensed Diagnostic Product under this Section 6.5 shall be allocated such that [***] of such remaining proceeds and [***] of such remaining proceeds, unless the Parties otherwise agree in writing.

6.6 Patent Term Extensions.

6.6.1 If, during the License Term, either Party wishes to apply for or obtain any patent term extensions, restorations, or supplementary protection certificates (in each case based on delays or activities associates with seeking regulatory approval) under applicable Laws (such extensions, restorations and certificates, collectively, “Patent Term Extensions”) for a Patent [***] any Licensed Candidate, Licensed Product or associated Licensed Diagnostic Product [***], and that [***] (“License Covering Patent”), in the North America Territory or the ROW Territory, subject to Section 6.6.2, then Section 7.6 of the Master Collaboration Agreement shall apply to determine whether such Patent Term Extension shall be sought or obtained, provided that if the Parties are unable to reach mutual agreement regarding whether to seek or obtain such Patent Term Extension then the following shall apply:

(a) if such License Covering Patent is [***], then notwithstanding anything to the contrary in Section 7.6 of the Master Collaboration Agreement, [***] shall have the right to make the final decision as to whether such Patent Term Extension shall be sought or obtained in [***] and [***] shall have the right to make the final decision as to whether such Patent Term Extension shall be sought or obtained in [***];

(b) if such License Covering Patent (i) [***] Licensed Candidates, Licensed Products or Licensed Diagnostic Products, [***] and (ii) (A) is included in [***] or (B) is (1) included in [***] and (2) [***], then (x) if such License Covering Patent is [***], then in [***], [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent, and in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent [***], and (y) if such License Covering Patent is [***], then in [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension, and in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent [***];

(c) if such License Covering Patent is [***] and [***], then if such License Covering Patent:

(i) is (A) [***] or (B) [***], then (1) in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent [***], and (2) in [***], [***] shall have the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) is (A) [***] or (B) [***], then (1) in [***], [***] may seek or obtain a Patent Term Extension for such License Covering Patent, [***], and (2) in [***], [***] shall have the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent;

(d) if such License Covering Patent is [***] and is [***], then [***] may seek or obtain a Patent Term Extension for such License Covering [***] or in [***]; and

(e) if such License Covering Patent [***], then if such License Covering Patent:

(i) is (A) [***] or (B) [***], then (1) in [***], [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent, and (2) in [***], [***] shall have the right to make a final decision with respect to such Patent Term Extension, provided that [***]; or

(ii) is (A) [***] or (B) [***], then (1) in the [***] Territory, [***] shall have the right to make the final decision on whether to seek or obtain a Patent Term Extension for such License Covering Patent, and (2) in the [***] Territory, [***] shall have the right to make a final decision with respect to such Patent Term Extension, provided that [***] with respect to such Patent Term Extension.

6.6.2 Notwithstanding anything to the contrary herein or in the Master Collaboration Agreement, Juno shall have no right to seek or obtain Patent Term Extension, without [***], for any Patent [***]; and Celgene have no right to seek or obtain Patent Term Extension, without [***], for any Patent [***].

[***]. Notwithstanding anything to the contrary in Sections 6.3 through 6.6, or in the Master Collaboration Agreement, (a) in no event shall Celgene have any rights to Prosecute and Maintain, enforce or Defend any Patent [***] and (b) in no event shall Juno have any rights to Prosecute and Maintain, enforce or defend any Patent that [***].

6.7 [***] Patents. Section 7.8 of the Master Collaboration Agreement shall apply.

6.8 Regulatory Data Protection. To the extent required or permitted by applicable Law, the Commercialization Lead Party in a given country will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities in such country during the License Term, all applicable Patents for any Licensed Product that the Commercialization Lead Party [***], Commercialize, such listings to include all so called “Orange Book” listings required under the U.S. Hatch-Waxman Act or the equivalent thereof outside of the U.S., if applicable. Prior to such listings, the Parties will [***] to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, the Commercialization Lead Party in a country will [***] as to the listing of all applicable Patents for such Licensed Product, regardless of which Party owns such Patent.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.9 Third Party Payments. . Notwithstanding the foregoing, if Juno or its Affiliates are required, pursuant to any agreement with a Third Party, to make any payments to such Third Party based on the sales of Licensed Products by Celgene, its Affiliates and Sublicensees under this License Agreement (a “License Third Party Payment”) pursuant to (a) any Juno Upstream Agreement, or (b) any Third Party License entered into between Juno and any Third Party after the License Agreement Effective Date, then [***], provided that [***].

ARTICLE 7

UPSTREAM AGREEMENTS

7.1 Upstream Obligations. Celgene and Juno each acknowledge and agree that all licenses granted under this License Agreement, to the extent they constitute sublicenses under intellectual property rights owned by a Third Party and licensed or sublicensed to Juno or Celgene under a Juno Upstream Agreement or a Celgene Upstream Agreement, as applicable, are subject to the relevant terms and conditions of such Juno Upstream Agreements or Celgene Upstream Agreements, as applicable. Any exclusive licenses that are granted under this License Agreement that constitute sublicenses under such Juno Upstream Agreements or Celgene Upstream Agreements, as applicable, are exclusive only to the extent of the exclusive nature of the license granted to Juno or Celgene under such Juno Upstream Agreements or Celgene Upstream Agreements, as applicable.

ARTICLE 8

INDEMNIFICATION; INSURANCE

8.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the Juno Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Claim based upon:

(a) the [***] under this License Agreement;

(b) any [***] under this License Agreement; or

(c) [***], in each case, resulting from any of the foregoing activities described in this Section 8.1(c); provided that Celgene shall have no obligation to indemnify, defend and hold harmless the Juno Indemnitees under this Section 8.1(c) from or against any Damages arising out of or relating to, directly or indirectly, any Claim [***]; it being understood and agreed that this Section 8.1(c) [***];

in each case, provided however that, such indemnity shall not apply to the extent Juno has an indemnification obligation pursuant to Section 8.2 for such Damage.

8.2 Indemnification by Juno. Juno shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Claim based upon:

(a) the [***] under this License Agreement;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) any [***]; or

(c) [***], in each case, resulting from any of the foregoing activities described in this Section 8.2(c); provided that Juno shall have no obligation to indemnify, defend and hold harmless the Celgene Indemnitees under this Section 8.2(c) from or against any Damages arising out of or relating to, directly or indirectly, any Claim [***].

(d) any [***], in each case, resulting from any of the foregoing activities described in this Section 8.2(d);

in each case, provided however that, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 8.1 for such Damage.

8.3 Notice of Claims. A Claim to which indemnification applies under Section 8.1 or Section 8.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 8, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this License Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

8.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 8, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 8.3. If the [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 8.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 8.4 solely because the Claim [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that involves [***] without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 8.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this License Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this License Agreement or any other Development & Commercialization Agreement, or the Master Collaboration Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 of the Master Collaboration Agreement. Each Party shall use Commercially Reasonable Efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party in connection with activities under this Section 8.4 to be made so as to preserve any applicable attorney-client or work-product privileges.

8.5 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF [***] OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 8 OR (C) FOR DAMAGES DUE TO THE [***] OF THE LIABLE PARTY, NEITHER JUNO NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS LICENSE AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 9

LICENSE TERM AND TERMINATION

9.1 License Term; Expiration.

9.1.1 License Term. This License Agreement shall become effective on the License Agreement Effective Date and, unless earlier terminated pursuant to this Article 10, shall remain in effect until it expires (the “License Term”):

(a) on a Licensed Product-by-Licensed Product and country-by-country basis, this License Agreement shall expire on the date of the expiration of all applicable Licensed Product Royalty Terms with respect to such Licensed Product in such country;

(b) on a Licensed Diagnostic Product-by-Licensed Diagnostic Product and country by country basis, this License Agreement shall expire on the date of the expiration of all applicable Licensed Diagnostic Product Royalty Terms with respect to such Licensed Diagnostic Product in such country; and

(c) in its entirety upon the expiration of all applicable Licensed Product Royalty Terms and Licensed Diagnostic Product Royalty Terms under this License Agreement with respect to all Licensed Products and all Licensed Diagnostic Products in all countries in the ROW Territory.

9.1.2 Effect of Expiration. After the expiration of the License Term pursuant to Section 9.1.1 above, the following terms shall apply:

(a) Licenses after Expiration for Licensed Product or Licensed Diagnostic Product. After expiration of the License Term (but not after early termination) with respect to any Licensed Product or Licensed Diagnostic Product in a country in the Territory pursuant to Section 9.1.1(a), (i) Celgene shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***] to Research, develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize such Licensed Product or Licensed Diagnostic Products, as applicable, in the Field in such country in the ROW Territory, for [***], and (ii) Juno shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***], to Research, develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize such Licensed Product or Licensed Diagnostic Products, as applicable, in the Field in such country outside the ROW Territory. Such licenses shall be exclusive with respect to the Patents and Know-How that were subject to an exclusive license granted to the relevant Party pursuant to Section 6.1.1 or 6.1.2, and otherwise shall be non-exclusive.

(b) Licenses after Expiration of License Agreement. After expiration of the License Term (but not after early termination) with respect to this License Agreement in its entirety pursuant to Section 9.1.1(c), (i) Celgene shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***] to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize Licensed Products and Licensed Diagnostic Products in the Field in the ROW Territory, for so long as it continues to do so, and (ii) Juno shall have a fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses [***], under the [***], to develop, manufacture, have manufactured, use, offer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

for sale, sell, import and otherwise commercialize Licensed Products and Licensed Diagnostic Products in the Field outside the ROW Territory. Such licenses shall be exclusive with respect to the Patents and Know-How that were subject to an exclusive license granted to the relevant Party pursuant to Section 6.1.1 or 6.1.2, and otherwise shall be non-exclusive.

9.2 Termination Without Cause.

9.2.1 Termination by Celgene for Convenience. At any time during the License Term, Celgene shall have the right, at its sole discretion, to terminate this License Agreement in its entirety, upon [***] prior written notice to Juno hereunder; it being understood and agreed that Celgene shall be entitled to terminate upon [***] written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law.

9.2.2 Termination by Celgene for [***]. Celgene shall have the right to terminate this License Agreement immediately on a Licensed Candidate-by-Licensed Candidate basis upon written notice to Juno based on [***]. Upon such termination for Safety Reasons, subject to the terms and conditions of this License Agreement, Celgene shall be responsible, at its expense, for the wind-down, if any, of any Development of the applicable Licensed Candidate, and corresponding Licensed Product (including any Clinical Trials for the applicable Licensed Candidate or Licensed Product being conducted by or on behalf of Celgene) and any Commercialization activities for the applicable Licensed Candidate or Licensed Product for which it is the Lead Party or for which it is performing other Development and/or Commercialization activities. Such termination shall become effective upon the date that the Parties agree in writing that such wind-down is complete. Upon such termination for [***], all licenses granted by Juno to Celgene under this License Agreement shall terminate solely with respect to the applicable Licensed Candidate or Licensed Product. For purposes of this License Agreement, “[***]” means that [***], determines that Development of Licensed Candidates and/or Licensed Products should be discontinued [***] to Develop or Commercialize or to continue to Develop or Commercialize it. If this License Agreement is terminated pursuant to this Section 9.2.2, then subject to applicable data privacy laws, and on Juno’s request, Celgene shall provide Juno with [***], to the extent not previously provided to Juno, solely for the purposes of [***]. Upon Juno’s [***], Section 9.8 shall apply except for Section 9.8.2(c) and 9.8.2(h).

9.3 Termination for Breach.

9.3.1 Termination by Either Party for Breach. Subject to certain variations set forth in Section 9.3.2 with respect to a material breach by Celgene of its obligation to use Commercially Reasonable Efforts pursuant to Section 2.2.1, this License Agreement and the rights granted herein may be terminated by either Party for the material breach by the other Party of this License Agreement [***], provided, that if the breaching Party has not cured such breach within [***] (or [***], in the case of Celgene’s payment obligations under this License Agreement, or the time period provided in Section 9.3.2 with respect to a material breach by Celgene of its obligation to use Commercially Reasonable Efforts) (the “Cure Period”) after the date of written notice to the breaching Party of such breach, which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License Agreement pursuant to this Section 9.3.1. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this License Agreement will run from [***].

9.3.2 Any such termination of this License Agreement under this Section 9.3 shall become effective at the end of the Cure Period, unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. The Parties understand and agree that [***] for purposes of determining [***].

9.3.3 Additional Procedures for Termination by Juno for Failure of Celgene to Use Commercially Reasonable Efforts. If Juno wishes to exercise its right to terminate this License Agreement pursuant to Section 9.3.1 for Celgene’s material breach of its obligations to use Commercially Reasonable Efforts as set forth in Section 2.2.1, it shall provide to Celgene a written notice of its intent to exercise such right, which notice shall be labelled as a “notice of material breach for failure to use Commercially Reasonable Efforts,” and shall state the reasons and justification for such termination and [***]. For any such notice of breach by Juno, the Cure Period shall be [***], and shall become effective in accordance with Section 9.3.2.

9.3.4 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to either Section 9.3.1 or 9.3.2, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***], whether or not a material breach has occurred pursuant to Section 9.3.1 or 9.3.2, as applicable. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7 of the Master Collaboration Agreement.

9.4 Termination for Patent Challenges.

9.4.1 Termination by Celgene for Patent Challenge. Celgene shall have the right to terminate this License Agreement upon written notice if Juno or any of its Affiliates (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Juno under this License Agreement (other than as [***] be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Celgene’s right to terminate this License Agreement under this Section 9.4 shall not apply to any Affiliate of Juno (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Juno, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Celgene’s right to terminate this License Agreement under this Section 9.4 shall apply to such new Affiliate if Juno is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Juno challenges the validity, scope or enforceability of or otherwise opposes any Patent [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

under which such Sublicensee is sublicensed, then Juno shall, [***], terminate such sublicense. For the avoidance of doubt, an action by Juno or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 7 of the Master Collaboration Agreement to amend claims within a pending patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Celgene or to abandon a patent application of Celgene during the course of Juno’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

9.4.2 Juno shall have the right to terminate this License Agreement upon written notice if Celgene or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the [***] that is licensed to Celgene under this License Agreement (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that Juno’s right to terminate this License Agreement under this Section 9.4 shall not apply to any Affiliate of Celgene (as defined in Section 1.2(a) of the Master Collaboration Agreement) that first becomes such an Affiliate as a result of or after the effective date of a Business Combination involving Celgene, where such new Affiliate was undertaking any of the activities described in the foregoing clause prior to such Business Combination; provided that Juno’s right to terminate this License Agreement under this Section 9.4 shall apply to such new Affiliate if Celgene is the acquiror in such Business Combination and such new Affiliate does not terminate or otherwise cease such challenge or opposition within [***] after the effective date of such Business Combination. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the [***] under which such Sublicensee is sublicensed, then Celgene shall, upon [***], terminate such sublicense. For the avoidance of doubt, an action by Celgene or any Affiliate (as defined in Section 1.2(a) of the Master Collaboration Agreement) in accordance with Article 6 to amend claims within a pending patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of Juno or to abandon a patent application of Juno during the course of Celgene’s Prosecution and Maintenance of such pending patent application, shall not constitute a challenge under this Section 9.4.

9.5 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within [***] after the filing thereof, the other Party may terminate this License Agreement in its entirety, effective immediately upon written notice to such Party. In connection therewith, the provisions of Section 6.1.6 shall apply.

9.6 Termination for Breach of Standstill. Juno may terminate this License Agreement immediately upon written notice to Celgene, in the event that Juno exercises its right to terminate this License Agreement under Section 2.2 of the Voting and Standstill Agreement (as defined in the Master Collaboration Agreement) resulting in the termination of the Voting and Standstill Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.7 Effects of Expiration or Termination.

9.7.1 License Upon Expiration. Upon expiration (but not upon earlier termination) of this License Agreement, the license granted to Celgene in Section 6.1.1 shall automatically convert to the applicable license set forth in Section 9.1.2, and the license granted to Juno in Section 6.1.2 shall automatically convert to the applicable license set forth in Section 9.1.2.

9.7.2 Termination by Celgene Pursuant to Section 9.2, or by Juno Pursuant to Section 9.3, 9.4, 9.5 or 9.6. In the event this License Agreement is terminated by Celgene pursuant to Section 9.2 or by Juno pursuant to Section 9.3, 9.4, 9.5 or 9.6, then notwithstanding anything contained in this License Agreement to the contrary, upon the effective date of such termination:

(a) License Termination. All licenses granted to Celgene under this License Agreement shall terminate in their entirety, Celgene shall cease any and all Development, and Commercialization Activities with respect to all Licensed Candidates, Licensed Products and Licensed Diagnostic Products, and all rights in such Licensed Candidates, Licensed Products and Licensed Diagnostic Products granted by Juno to Celgene shall revert to Juno pursuant to Section 9.8;

(b) Return of Confidential Information. Each Party shall return or destroy all Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such termination under this License Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement; and

(c) Survival of License. The licenses granted in Sections 6.1.2 shall automatically convert to the applicable license set forth in Section 9.8.

(d) Ongoing Activities. If Celgene had exercised its right to participate in Commercialization Activities in the North America Territory pursuant to Section 3.3.2, and if Celgene is engaged in such activities at the time the termination of this License Agreement becomes effective, [***] will have the right [***]. [***] shall exercise the foregoing right by providing written notice to [***] thereof prior to the date that is [***] after the effective date of such termination, stating that [***]. Celgene shall [***].

9.7.3 Termination by Celgene Pursuant to Section 9.3, 9.4 or 9.5. In the event this License Agreement is terminated by Celgene pursuant to Section 9.3, 9.4 or 9.5, then (a) subject to Section 9.10, all rights and obligations of the Parties under this License Agreement shall terminate, except (i) the licenses granted in Sections 6.1.1 and 6.1.2, (ii) Celgene’s payment obligations set forth in Article 5, and (iii) Section 9.10, shall, in each of cases (i) through (iii), survive such termination, (b) each Party shall return or destroy any Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement that is not necessary

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to practice any licenses retained by either Party following such termination under this License Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement, and (c) [***], unless such termination of this License Agreement is [***].

9.8 Juno Reversion Products.

9.8.1 Reversion. If this License Agreement terminates, except for any termination by Celgene pursuant to Section 9.3, 9.4 or 9.5, then all Licensed Candidates, Licensed Products and/or Licensed Diagnostic Products shall be deemed “Juno Reversion Products”. Celgene shall grant and hereby grants to Juno a non-exclusive, royalty-free, non-assignable (except as provided in Section 10.4) license, with the right to grant sublicenses [***], under [***] (a) [***], (b) [***], and (c) [***], in each case of (a) through (c), solely to Research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Juno Reversion Products in the Territory in the Field.

9.8.2 Effects of Reversion. With respect to each Licensed Candidate, Licensed Product and Licensed Diagnostic Product that becomes a Juno Reversion Product:

(a) Celgene shall return to Juno within a reasonable time, at no cost to Juno, all Know-How within the Juno Licensed IP transferred by Juno to Celgene with respect to each such Juno Reversion Product;

(b) Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Juno, within a reasonable time, at Juno’s request, subject to Juno’s [***] pertaining to the applicable Juno Reversion Products [***] such Juno Reversion Products, including copies of (i) [***] Juno Reversion Products, and (ii) materials and documents relating to [***] Juno Reversion Products throughout the ROW Territory and/or the North America Territory (if applicable). For clarity, Juno shall have the right to use the foregoing [***] information, materials and data [***] of Juno Reversion Products or exercise of its rights under Section 6.1.2;

(c) Celgene shall provide [***] with Juno Reversion Products in the ROW Territory prior to reversion of such Juno Reversion Products to Juno, at Juno’s request [***];

(d) Celgene shall transfer within a reasonable time to Juno, at Juno’s request and at Juno’s expense, any and all Regulatory Filings pertaining to the applicable Juno Reversion Products in the ROW Territory in its possession or Control;

(e) with respect to any Licensed Candidate or Licensed Product that becomes a Juno Reversion Product as a result of termination of this License Agreement at a time during which Celgene is conducting a Clinical Trial for such Licensed Candidate or Licensed Product, Celgene will, as directed by Juno, [***], if such termination is pursuant to Sections 9.3, 9.4, 9.5 or 9.6 (in each case by Juno), and otherwise [***];

(f) Celgene shall otherwise cooperate reasonably with Juno to provide a transfer of the materials described in Sections 9.8.2(a) through (e), such transfer to be completed within [***] after the Parties have identified the Know-How and Regulatory Filings to be transferred;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(g) As and to the extent a Third Party is manufacturing such Juno Reversion Product for Celgene, or for supply to Juno by Celgene, Celgene shall [***], to assist in [***]. If, at any time during the License Term, Celgene or an Affiliate of Celgene begins manufacturing any Licensed Candidate or Licensed Product, the Parties shall [***] of such Licensed Candidate or Licensed Product from Celgene or such Affiliate to Juno or Juno’s designee in the event such Licensed Candidate or Licensed Product becomes a Juno Reversion Product, which shall include [***]. Additionally, upon any Licensed Candidate or Licensed Product becoming a Juno Reversion Product, at Juno’s request, Celgene shall [***], for a price equal to [***];

(h) To the extent that Celgene owns any trademark(s) and/or domain names that [***] a Juno Reversion Product that [***] for the Commercialization of a Juno Reversion Product (as [***], but not including any marks that include, in whole or part, any corporate name or logo of Celgene), Juno shall have the right to [***]. Juno shall exercise such right by written notice to Celgene within [***] after such Licensed Candidate or Licensed Product becomes a Juno Reversion Product. The Parties shall [***] to Juno for up to [***] after Celgene receives any such written notice from Juno; and

(i) If Celgene has obtained a Third Party License with respect to such Juno Reversion Product and Juno is a sublicensee under such Third Party License, then [***] such Third Party License to the extent due with respect to the [***].

9.9 Survival of Sublicensees. Juno’s right to grant sublicenses under the licenses granted in Section 9.8 shall survive any termination of this License Agreement. With the exception of the foregoing, termination of this License Agreement shall be construed as a termination of any sublicense granted by either Party to any Sublicensee hereunder, provided however that such Sublicensee shall have the right to request that such Party grants to such Sublicensee a direct license and such Party shall not unreasonably withhold its consent to any such request.

9.10 Surviving Provisions.

9.10.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this License Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 5 hereof, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this License Agreement. Except as otherwise expressly set forth in this License Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this License Agreement and at applicable Law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.10.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this License Agreement. Further, the rights and obligations of the Parties set forth in the following Sections, Articles and Exhibits shall survive the expiration or termination of this License Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this License Agreement: (a) Sections 2.3.3(b), 2.3.7(b), 2.5 (as to activities conducted during the License Term and activities conducted by a Party following termination, where such Party retains rights and licenses pursuant to Section 9.7.3 (as to Celgene) or Section 9.8 (as to Juno)), 2.6.1 (as to License Materials transferred during the License Term), 2.6.2 (to the extent that the License Materials Receiving Party retains a license to use such License Materials following termination), 2.6.3 (as to License Materials transferred during the License Term), 2.7, 5.6.1, 6.1.3 (to the extent applicable), 6.1.4, 6.1.5, 6.1.6, 6.2, 6.5 (to the extent a Party retains rights or licenses after termination under [***], except that for Section 6.5.9 shall apply only if [***]), 6.7, 6.8, 6.9 (last sentence, to the extent a party retains rights or license after termination), Article 7 (to the extent applicable to claims arising either during the License Term, or in the course of a Party’s exercise of its rights and licenses pursuant to Section 9.7.3 ([***]) or Section 9.8 (for Juno) after termination), Article 8 (to the extent applicable to claims arising either during the License Term, or in the course of a Party’s exercise of its rights and licenses pursuant to Section 9.7.3 (for Celgene) or Section 9.8 (for Juno) after termination), Sections 9.1.2, 9.7, 9.8, 9.9, 9.10, 9.11, Article 10, Exhibit A and Exhibit B; and (b) additionally, if Section 9.7.3 applies, Sections 2.3.2 (first sentence), 2.3.6(a), 3.1 (except that the rights under Sections 3.2 and 3.3 referenced in Section 3.1 shall not survive), Article 5, 6.1.1, 6.1.2, 6.6 ([***]), 6.10 (solely with respect to [***], on the same basis as during the License Term), and Exhibit C, and (c) additionally, if Section 9.1.2 applies, Sections 2.3.2 (first sentence), 2.3.6, 3.1 (except that the rights under Sections 3.2 and 3.3 referenced in Section 3.1 shall not survive); provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections. Upon expiration of this License Agreement pursuant to Section 9.1.1, each Party shall return or destroy all Confidential Information of the other Party pursuant to Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such expiration under this License Agreement, another Development & Commercialization Agreement or the Master Collaboration Agreement.

9.11 Relationship to Other Agreements. Termination of this License Agreement shall not affect in any way the terms or provisions of the Master Collaboration Agreement, any other then-existing executed Development & Commercialization Agreement or the Equity Purchase Agreement.

ARTICLE 10

MISCELLANEOUS

10.1 Confidentiality; Publicity.

10.1.1 Confidentiality. The confidentiality, non-disclosure and non-use obligations set forth in Article 8 of the Master Collaboration Agreement, including each Party’s rights and obligations with respect to publicity and publications set forth in Sections 8.6 and 8.7.2 of the Master Collaboration Agreement, shall apply to the Parties’ performance of all activities under this License Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.1.2 Press Release. Upon or following the License Agreement Effective Date, the Parties may issue the form of press release agreed by the Parties pursuant to Section 8.6 of the Master Collaboration Agreement and attached hereto as Exhibit D. In all other cases, the issuance of any press release or other public statement by either Party or their respective Affiliates disclosing any information relating to this License Agreement, the activities hereunder, or the transactions contemplated hereby shall be subject to Section 8.6 of the Master Collaboration Agreement.

10.2 Disclaimer of Warranties. Except as otherwise expressly set forth in this License Agreement or the Master Collaboration Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including the Licensed Program, commenced under this License Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Licensed Candidate, Licensed Product or Licensed Diagnostic Product, it provides or discovers under this License Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this License Agreement.

10.3 Applicability of Terms of Master Collaboration Agreement. In addition to those provisions of the Master Collaboration Agreement that are expressly stated in this License Agreement to apply to the Parties activities hereunder, Sections 12.1, 12.2, 12.3, 12.5, 12.6, 12.7, 12.8, 12.9, 12.11, 12.12, 12.13 12.14 and 12.15 of the Master Collaboration Agreement shall apply in full to the Party’s performance of all activities under this License Agreement. References to “Agreement” in such sections shall refer to this License Agreement.

10.4 Assignment.

10.4.1 Generally. This License Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this License Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

10.4.2 Celgene. Notwithstanding the limitations in Section 10.4.1, Celgene Corp. and Celgene Switzerland may assign this License Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this License Agreement; provided however that, except in the case where Celgene Corp., or Celgene Switzerland, as applicable, [***], (i) Celgene Corp. or Celgene Switzerland, as applicable, provides Juno with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene Switzerland, as applicable, agrees in a written agreement delivered to Juno (and upon which Juno may rely) to remain fully liable for the performance of its obligations under this License Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Juno (and upon which Juno may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene Switzerland, as applicable, wishes to assign [***], Celgene Corp. or Celgene Switzerland, as applicable, will be permitted to do so conditioned on such [***].

10.4.3 Juno. Notwithstanding the limitations in Section 10.4.1, Juno may assign this License Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 10.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this License Agreement; provided however that, except in the case where Juno [***], (i) Juno provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Juno agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this License Agreement by its assignee(s), (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by Juno, all [***], and (v) all of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) [***] and in all cases will provide [***]. If Juno wishes to assign [***], it will be permitted to do so conditioned on [***].

10.4.4 All Other Assignments Null and Void. The terms of this License Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 10.4 will be null and void ab initio.

10.4.5 Business Combinations. Notwithstanding anything to the contrary in this License Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this License Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this License Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, Licensed Program, Licensed Candidates, Licensed Products or related Licensed Diagnostic Products. The Juno Licensed IP and the [***] shall exclude any intellectual property [***] by a permitted assignee or successor and not developed in connection with the Collaboration, Licensed Program, Licensed Candidates, or Licensed Products, or related Licensed Diagnostic Products, Researched, Developed or Commercialized pursuant to this License Agreement, any other Development & Commercialization Agreement or the Master Collaboration Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.5 Entire Agreement. This License Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, including its Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, and any and all term sheets relating to the transactions contemplated by this License Agreement and exchanged between the Parties prior to the License Agreement Effective Date.

[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the License Agreement Effective Date.

JUNO THERAPEUTICS, INC.		CELGENE CORPORATION

By:	/s/ Hans Bishop	By:	/s/ Robert Hershberg

Name:	Hans Bishop	Name:	Robert Hershberg

Title:	President & CEO	Title:	Chief Scientific Officer

CELGENE SWITZERLAND LLC

		By:	/s/ Kevin Mello

		Name:	Kevin Mello

		Title:	Manager

[Signature page to License Agreement]

EXHIBIT A

Licensed Program

The Program that is the subject of this License Agreement (the “Licensed Program”) is:

☒  the CD19 Program

☐  the CD22 Program

☐  an Other Juno Program [List which]:

A - 1

EXHIBIT B

Licensed Target, Licensed Candidates and [***]

If the Licensed Program is:

☒  the CD19 Program, then:

A.	the “Licensed Target” is: CD19.

B.	the “Licensed Candidates” are: (i) JCAR015, (ii) JCAR014, (iii) JCAR017, (iv) JCAR021, and (v) each [***] within a [***] for the Licensed Target and that is [***] either Party or any of its Affiliates prior to or after the License Agreement Effective Date [***]. For clarity, and as set forth in Section 1.109 of the Master Collaboration Agreement, Licensed Candidates also include [***], and which may be [***].

C.	the [***] are: [***].

☐  the CD22 Program, then:

A.	the “Licensed Target” is: CD22.

B.	the “Licensed Candidates” are: (i) JCAR018 and (ii) each [***] that is included in the [***] for the Licensed Target and is [***] either Party or any of its Affiliates prior to or after the License Agreement Effective Date until [***]. For clarity, and as set forth in Section 1.109 of the Master Collaboration Agreement, Licensed Candidates also include [***], and which may be [***].

C.	the [***] are: [List]

☐   an Other Juno Program (including any [***] Program included within this License Agreement pursuant to Section 2.9). [List which]:                     , then:

A.	the “Licensed Target” is [ ]

B.	the “Licensed Candidates” are each [***] included in the [***] for the Licensed Target that is [***] that is included in the [***] for such Licensed Target and is [***] either Party or any of its Affiliates prior to or after the License Agreement Effective Date until [***]. For clarity, and as set forth in Section 1.109 of the Master Collaboration Agreement, Licensed Candidates also include [***], and which may be [***].

C.	the [***] are: [List]

For clarity, for each of the foregoing Licensed Programs, in no event shall any Target of an Excluded Program be a Licensed Target.

B - 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C-1

Financial Terms – CD19 Program

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program (where such Licensed Program is the CD19 Program):

1.	Upfront Fee. Celgene shall, within [***] after delivery to Juno of the Celgene Option Exercise Notice for the CD19 Program, pay to Juno an Option exercise fee in an amount equal to Fifty Million U.S. Dollars ($50,000,000.00) or [***], as set forth in Section 6.3.1 of the Master Collaboration Agreement.

2.	Royalties for Licensed Products (and not Licensed Diagnostic Products).

(a) Subject to Paragraph 2(b), and Article 5 of this License Agreement, on a Licensed Product-by-Licensed Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, for the applicable Licensed Product at the royalty rates set forth below:

License Net Sales in the ROW Territory of CD19 Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

(b) Notwithstanding the foregoing, if (i) the Licensed Product [***] for which Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement after the License Agreement Effective Date, and (ii) [***], then the royalty rate applicable to sales of such Licensed Product [***] at the time Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement.

(c) For clarity, the royalties set forth in this Paragraph 2 of this Exhibit C-1 do not apply to Licensed Diagnostic Products, which royalties are set forth solely in Paragraph 3 of this Exhibit C-1.

3.	Royalties for Licensed Diagnostic Products. On a Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, of any Licensed Diagnostic Product sold [***] Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Licensed Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

C-1 - 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License Net Sales in the ROW Territory of Licensed Diagnostic Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Diagnostic Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

C-1 - 2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C-2

Financial Terms – CD22 Program

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program (where such Licensed Program is the CD22 Program):

1.	Upfront Fee. Celgene shall, within [***] after delivery to Juno of the Celgene Option Exercise Notice for the CD22 Program, pay to Juno an Option exercise fee in an amount equal to [***] or [***], as set forth in Section 6.3.2 of the Master Collaboration Agreement;

2.	Royalties for Licensed Products (and not Licensed Diagnostic Products).

(a) Subject to Article 5 of this License Agreement, on a Licensed Product-by-Licensed Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, for the applicable Licensed Product at the royalty rates set forth below:

License Net Sales in the ROW Territory of CD22 Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

(b) Notwithstanding the foregoing, if (i) the Licensed Product contains an [***] that is [***] to CD22 that is included in an [***] in an [***] for which Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement after the License Agreement Effective Date, and (ii) [***], then the royalty rate applicable to sales of such Licensed Product [***] at the time Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement.

(c) For clarity, the royalties set forth in this Paragraph 2 of this Exhibit C-2 do not apply to Licensed Diagnostic Products, which royalties are set forth solely in Paragraph 3 of this Exhibit C-2.

3.	Royalties for Licensed Diagnostic Products. On a Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, of any Licensed Diagnostic Product sold [***] such Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Licensed Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

C-2 - 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License Net Sales in the ROW Territory of Licensed Diagnostic Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Diagnostic Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

C-2 - 2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C-3

Financial Terms –Other Juno Program and [***] Programs

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program where such Licensed Program is an Other Juno Program or an [***] Program (and is not the CD19 Program or the CD22 Program):

1.	Option Exercise and Designation Payments.

(a) If the Licensed Program is an Other Juno Program, Celgene shall pay the Designation Payment to Celgene under Payment Structure A at the time it exercises the Option for such Other Juno Program. Accordingly, Celgene shall pay, within [***] following the delivery of the Option Exercise Notice for such Other Juno Program pursuant to Section 3.1.3(a) of the Master Collaboration Agreement, the Designation Payment in an amount calculated in accordance with Section 6.4.2 of the Master Collaboration Agreement, pursuant to Payment Structure A.

(b) If the Licensed Program is an [***] Program for which Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement, then Celgene shall pay, within [***] following the delivery of the [***] Option Exercise Notice for such [***] Program pursuant to Section 3.1.3(a) of the Master Collaboration Agreement, the Designation Payment in an amount calculated in accordance with Section 6.4.2 of the Master Collaboration Agreement, pursuant to Payment Structure A.

2.	Royalties for Licensed Products (and not Licensed Diagnostic Products).

(c) Subject to Paragraph 3(b) and Article 5 of this License Agreement, on a Licensed Product-by-Licensed Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, for the applicable Licensed Product at the royalty rates set forth below:

Data Package Submitted at which Option Exercise by Celgene Occurred for Licensed Program	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(d) Notwithstanding the foregoing, if (i) the Licensed Product contains [***] pursuant to Section 3.1.5 of the Master Collaboration Agreement after the License Agreement Effective Date, and (ii) such [***], then the royalty rate applicable to sales of such Licensed Product in the chart above shall [***] (A) [***] the License Agreement Effective Date, and (B) [***] at the time Celgene exercised its Option pursuant to Section 3.1.5 of the Master Collaboration Agreement.

C-3 - 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) For clarity, the royalties set forth in this Paragraph 2 of this Exhibit C-3 do not apply to Licensed Diagnostic Products, which royalties are set forth solely in Paragraph 3 of this Exhibit C-3.

3.	Royalties for Licensed Diagnostic Products. On a Licensed Diagnostic Product-by-Licensed Diagnostic Product basis, Celgene shall pay Juno royalties on License Net Sales by Celgene, its Affiliates and Sublicensees in the ROW Territory, of any Licensed Diagnostic Product sold for use [***] such Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Licensed Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

License Net Sales in the ROW Territory of Licensed Diagnostic Product (For each Licensed Product)	Royalty Rate
On all License Net Sales of such Licensed Diagnostic Product in the ROW Territory by Celgene, its Affiliates and Sublicensees	[***]

C-3 - 2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

Press Release

Celgene and Juno Announce Celgene Exercised Option to Develop and Commercialize CD19-directed Product Candidates

— $50 million opt-in payment for CD19 program to Juno –

SUMMIT, N.J. & SEATTLE—(BUSINESS WIRE)—Celgene Corporation (NASDAQ: CELG) and Juno Therapeutics, Inc. (NASDAQ: JUNO) today announced that Celgene exercised its option to develop and commercialize the Juno CD19 program outside North America and China. With the exercise of this option, Celgene will pay Juno a fee of $50 million and the companies will now share global development expenses for products in the CD19 program. Celgene has commercial rights outside of North America and China and will pay Juno a royalty at a percentage in the mid-teens on any future net sales of therapeutic products developed through the CD19 program in Celgene’s territories. Juno retains commercialization rights in North America and China.

Juno currently has three CD19-directed product candidates in clinical development, including JCAR015, JCAR017, and JCAR014. JCAR015 is in a Phase II trial for adults with relapsed or refractory (r/r) acute lymphoblastic leukemia (ALL). JCAR017 is in two separate Phase I trials, one in pediatric patients with r/r ALL and another in patients with r/r non-Hodgkin lymphoma (NHL). JCAR014 is in a Phase I trial in three different indications, adult r/r/ ALL, r/r NHL, and r/r chronic lymphocytic leukemia (CLL), as well as a trial in combination with AstraZeneca’s investigational programmed death ligand 1 (PD-L1) immune checkpoint inhibitor, durvalumab.

“Our CD19-directed portfolio of drug candidates has shown encouraging efficacy and manageable toxicity in trials to date across a range of B cell malignancies, and we are pleased that Celgene has decided to opt in to the CD19 program. Celgene’s development and commercial expertise, particularly in hematologic malignancies, make them our ideal partner and will accelerate our global development capabilities for patients with ALL, CLL, and NHL,” said Hans Bishop, Juno’s President and Chief Executive Officer. “The long-term collaboration with Celgene is an important component of our plan to develop our engineered T cell platform rapidly and effectively for the benefit of patients around the world, and we are encouraged by the progress we are making together.”

“Our decision to move forward with the Juno CD19 program underscores our commitment to the long-term collaboration with Juno and our strong desire to deliver important new treatment options to patients with serious hematologic malignancies,” said Robert Hershberg, M.D., Ph.D., Chief Scientific Officer for Celgene. “CD19-based CAR T therapies hold great promise in B cell malignancies including acute lymphoblastic leukemia, non-Hodgkin lymphoma, and chronic lymphocytic leukemia. Further, the lessons learned from CD19 will inform additional targets and approaches as the Celgene-Juno collaboration evolves.”

About Juno

Juno Therapeutics is building a fully integrated biopharmaceutical company focused on re-engaging the body’s immune system to revolutionize the treatment of cancer. Founded on the

D - 1

vision that the use of human cells as therapeutic entities will drive one of the next important phases in medicine, Juno is developing cell-based cancer immunotherapies based on chimeric antigen receptor and high-affinity T cell receptor technologies to genetically engineer T cells to recognize and kill cancer. Juno is developing multiple cell-based product candidates to treat a variety of B-cell malignancies as well as solid tumors. Several product candidates have shown compelling clinical responses in clinical trials in refractory leukemia and lymphoma conducted to date. Juno’s long-term aim is to leverage its cell-based platform to develop new product candidates that address a broader range of cancers and human diseases. Juno brings together innovative technologies from some of the world’s leading research institutions, including the Fred Hutchinson Cancer Research Center, Memorial Sloan Kettering Cancer Center, Seattle Children’s Research Institute, and The National Cancer Institute. Juno Therapeutics has an exclusive license to the St. Jude Children’s Research Hospital patented technology for CD19 directed product candidates that use 4-1BB, which was developed by Dario Campana, Chihaya Imai, and St. Jude Children’s Research Hospital.

About Celgene

Celgene Corporation, headquartered in Summit, New Jersey, is an integrated global biopharmaceutical company engaged primarily in the discovery, development and commercialization of innovative therapies for the treatment of cancer and inflammatory diseases through next-generation solutions in protein homeostasis, immuno-oncology, epigenetics, immunology and neuro-inflammation. For more information, please visit www.celgene.com. Follow Celgene on Social Media: @Celgene, Pinterest, LinkedIn, FaceBook and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Celgene and Juno undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond the control of either company. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in the public reports of each company filed with the Securities and Exchange Commission.

– end –

D - 2

EXHIBIT E

Form of License Material Transfer Agreement

This License Material Transfer Agreement No.              (the “License Material Transfer Agreement”) is made as of                      (the “License Material Transfer Agreement Effective Date”), pursuant to that certain License Agreement for the CD19 Program, entered into by Juno Therapeutics, Inc., Celgene Corporation and Celgene Switzerland LLC, with an effective date of April [●], 2016 (the “CD19 Program License Agreement”), by and between:

Transferring Party: [Please identify transferring party]

And

License Material Receiving Party: [Please identify receiving party]

for the transfer of:

A.	Confidential Information:

[Please identify any Confidential Information other than License Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B.	License Materials:

[Please identify all License Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the following Program(s):

☒ CD19 Program

☐ CD22 Program

☐ other Program. [List which]:

and for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or License Materials]

The Parties acknowledge and agree that the transfer of Confidential Information and/or License Materials pursuant to this License Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement and this CD19 Program License Agreement. Any capitalized terms used in this License Material Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement or the CD19 Program License Agreement, as applicable.

[Signature Page Follows]

E - 1

IN WITNESS WHEREOF, this License Material Transfer Agreement is entered into as of the License Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the Transferring Party:	For the License Materials Receiving Party:

By:	By:
Name:	Name:
Title:	Title:

E - 2

EXHIBIT F

Commercialization Opt-In Terms

If the Commercialization Opt-In Right is exercised by Juno pursuant to Section 3.3.1, or by Celgene pursuant to Section 3.3.2, the Party exercising such Commercialization Opt-In Right shall have the right to participate in the following activities relating to the Commercialization of Licensed Products (the “Commercialization Opt-In Activities”) in the Major EU Market Countries (where Juno is the Party exercising the Commercialization Opt-In Right), or the North America Territory (where Celgene is the Party exercising the Commercialization Opt-In Right, and in such case the following terms shall apply to the conduct of the Commercialization Activities:

1.1    Commercialization Lead Party Responsibilities. Following the exercise of the Commercialization Opt-In Right, the Commercialization Lead Party shall remain responsible for:

(a)    the form and content of the License Commercialization Plan for Commercialization of Licensed Products in the ROW Territory (where Celgene is the Commercialization Lead Party) and outside the ROW Territory (where Juno is the Commercialization Lead Party), [***], in accordance with Section 3.4.2, and for all activities relating to the Commercialization of Licensed Product in the Territory, except as expressly set forth in Section 1.2 of this Exhibit F below;

(b)    booking all sales of Licensed Products in the relevant territory;

(c)    execution of medical and scientific affairs and programs, including professional symposia and other educational activities, and medical affairs studies based upon approved protocols, including medical information support and medical communications and publishing activities;

(d)    [***]; and

(e)    all market access activities, including wholesaler and distributor management, local contracting and pricing, payor relations and patient support programs, including the designation of any personnel for any of the foregoing in the relevant territory.

1.2    Commercialization Opt-In Activities. The Party opting-in shall have the right to participate in certain Commercialization Opt-In Activities relating to the Licensed Product as follows:

(a)    Training; Details. The Commercialization Lead Party will, for the countries for which it serves as Commercialization Lead Party, (i) [***] with respect to Licensed Products, and [***] for such sales representatives therefor, and (ii) [***]. The Party opting-in to Commercialization Opt-In Activities will [***].

(b)    Sales Representatives; Detailing. The Parties will discuss and agree upon the exact number of sales representatives that may be allocated to the Party opting-in to

F-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Commercialization Opt-In Activities to promote and detail the Licensed Products in the ROW Territory (if Juno opted in), or outside the ROW Territory (if Celgene opted in), provided that the Party opting-in to Commercialization Opt-In Activities will have the right to provide (i) [***], or (ii) [***]. The Party opting-in to Commercialization Opt-In Activities will be [***]. Each Party will be responsible for the activities of its sales representatives, including compliance by its sales representatives with training and detailing requirements. Notwithstanding the foregoing, the Party opting-in to Commercialization Opt-In Activities [***] such Licensed Product in accordance with the terms of this License Agreement and applicable Law in the relevant countries. If the Commercialization Lead Party raises [***] with the Party opting-in to Commercialization Opt-In Activities regarding [***], such other Party will [***].

(c)    Promotional Materials. The sales representatives assigned to promote the Licensed Product by the Party opting-in to Commercialization Opt-In Activities will utilize only promotional materials that have been approved by the Commercialization Lead Party and in accordance with the License Commercialization Plan for the relevant Licensed Product in the relevant country. All detailing activities conducted by the opting-in Party’s sales representatives will be consistent in all material respects with the promotional materials so approved for the relevant Licensed Product in the relevant country. The opting-in Party will train and instruct its sales representatives to make only those statements and claims regarding the Licensed Product, including as to efficacy and safety, that are consistent with the Licensed Product labeling and accompanying inserts and the approved promotional materials. For clarity, all marketing and promotional materials must be approved by the Commercialization Lead Party prior to use.

(d)    Reporting. The opting-in Party will provide the Commercialization Lead Party with a report, as soon as practicable but in no event later than [***] following the end of each Calendar Quarter commencing as of and after the first Licensed Product has received Regulatory Approval from the EMA or the FDA, as applicable, or at such other time as the JCC deems appropriate, and for the remainder of the License Term for such Licensed Product, setting forth the number of details made by its sales representatives of Licensed Product in the Major EU Market Countries during such Calendar Quarter. [***].

(e)    Records. The opting-in Party will maintain records and otherwise establish procedures to ensure compliance with all applicable Laws and professional requirements that apply to the promotion and marketing of Licensed Product, including compliance with the PhRMA Code on Interactions with Healthcare Professionals.

F-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 6.1.1

Patents Licensed to Celgene1

[***]

[***] Eight pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[1]	List of Patents existing as of the Effective Date [***].

SCHEDULE 6.1.2

Patents Licensed to Juno

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.